united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

CT CORPORATION SYSTEM

1300 EAST NINTH STREET, CLEVELAND, OH 44114

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/18

ITEM 1. REPORTS TO SHAREHOLDERS.

ANNUAL REPORT

Camelot Premium Return Fund
Camelot Excalibur Small Cap Income Fund

September 30, 2018

Camelot Funds, LLC
1700 Woodlands Dr.
Suite 100
Maumee, OH 43537

Dear Fellow Shareholders,

Greetings - welcome to Camelot! We are honored to serve you and blessed to have your trust. We would not exist without you, so we strive to serve you with excellence and integrity.

The strategies of our two funds are very similar, so much of the commentary for the Camelot Premium Return Fund will apply to the Excalibur fund. The commentary for Excalibur will focus on the areas that are different from the Camelot Premium Return Fund.

Camelot – Premium Return Fund

We are pleased with our results for 2018 as the Camelot Premium Return Fund continued to deliver consistent cash flows and what we believe to be attractive returns despite some of the market headwinds. The strong returns in U.S. equity markets continued almost unabated until experiencing an extreme & sudden bout of volatility in February 2018. We were positioned defensively prior to this and were able to capitalize, which helped lead to our strong relative performance for the fiscal year as we outperformed both our category and benchmark.

According to Morningstar, our performance for Class I shares ranked in the 8th percentile in our category for the 1 year period ending 9/30/2018 out of 120 funds. The A Shares were ranked in the 2nd & 14th percentiles for the trailing 3 and 5 year periods respectively.

Annualized Total Returns (%)						Inception
	Q3	YTD	1 Year	3 Year	5 Year	(12/27/2010)
Camelot Premium Return Fund Class A - CPRFX - Load Waived	1.77%	7.94%	10.16%	11.01%	6.74%	7.48%
Camelot Premium Return Fund Class A - CPRFX - With Load *	-4.10%	1.73%	3.79%	8.85%	5.48%	6.67%
Camelot Premium Return Fund Class C - CPRCX - Load Waived	1.49%	7.26%	9.40%	10.20%	5.95%	6.71%
Camelot Premium Return Fund Class I - CPRIX - Load Waived	1.84%	8.13%	10.56%	N/A	N/A	8.49%
Options Based	3.33%	3.14%	5.11%	6.75%	4.80%	4.61%

*	The maximum sales charge (load) for Class A is 5.75%. Dividends are not assured. The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. For performance information current to the most recent month-end, please call toll-free 855-226-3863. (Data source from both Morningstar and Gemini 9.30.18)

While we are competitive by nature and desire to be at the top of our category each year, we know that is likely not always possible. Ultimately, our focus is on delivering consistent income and reinvestment of capital for the long-term. We believe investing, by nature, is a long-term process and requires at least five years to properly evaluate results. This will be our focus and the basis for our decision-making process. Our desire is to partner with you, the investor, to deliver on our specified objectives for many years to come, so you have a great investing experience, and consistent returns.

We believe investing is like growing an orchard. The true value is in the fruit that is produced each year. In the short term, the value of each tree and the whole orchard will fluctuate. But over time, the value of the orchard will reflect the consistent and growing yield coming from the trees each year. This is what we seek to do for our investors – create an orchard of investments that produce yield (cash flow) year after year.

While short-term returns can vary significantly, our focus is on cash flow generation – seeking investments that produce cash flow now and are likely to do so long into the future. As we have no control over short-term market fluctuations, we suggest only investing in our funds if you intend to hold them for at least 3-5 years. A decision to invest should be based on our long-term track record – it would be foolish to sell based on a short-term (less than 3 years) result.

We consider each investor in our fund to be a partner. We are honored to meet many of you and know there are many more we will never meet. Even so, we value each one and are honored to serve you.

Objective 1 – High Rate of Gains / Cash Flow

While total return results are best gauged over a period of 5 years or more, cash flow can give investors something to hold on to in the shorter term. In this fund, cash flow is our primary focus. We want retirees and those close to retirement to feel confident in the stability of their cash flow – which is more important than total return to their daily lifestyle. At the same time, due to the currently low interest rates, many retirees must maintain exposure to equities to reduce the probability of outliving their savings. While the flat income streams from many retirement income vehicles may fail to keep up with inflation, this fund seeks to provide an income stream that will increase over time to keep up and/or outpace inflation.

Reinvesting this cash flow can be a great way for younger investors to build wealth as well.

We have delivered a quarterly target distribution for the past 30 quarters and have paid our target of $.14 on Class A shares over the past four quarters. We remain focused on our objective of maintaining and increasing this distribution in the future.

Objective 2 – Total Return

Nearly all investors hope to realize strong total returns and we have utilized this strategy for over a decade to do so. As mentioned above, this is a long-term objective, best evaluated over periods of at least five years. Our trailing 5 year annualized return is 6.88%, which puts us in the 14th percentile for our Morningstar category – Option Writing. We will continue to evaluate rolling 5 year periods moving forward.

Objective 3 – Lower volatility than common stocks

One of the best ways to help investors stay invested during difficult times is to reduce the volatility they experience. This can often be a difficult proposition when trying to fulfill income and total return objectives as well. This fund seeks to do all three, but will give preference to the first two.

Achieving this objective has been elusive as the markets have experience much lower than normal volatility over the last 5-6 years, making comparisons quite difficult. We believe the time is coming that interest rates will be higher and average market volatility will be greater. We believe our strategy will be able to demonstrate lower relative volatility in those conditions, although the process of getting there may be rough.

We don’t believe daily volatility (beta) is what concerns most investors. The primary concern, and therefore ours in this objective, is the size of a pullback in a down market. We seek to experience even less drawdown in such periods. This is a more difficult measure as we don’t know when or why pullbacks will occur, but we believe there are things we can do to increase the probability of success in this area while still keeping the priority of our first two objectives.

At the same time, we welcome volatility in the market as it typically provides for greater option premiums and long-term buying opportunities. While volatility can be painful in the short-run, especially when it is not expected, we must be willing to accept some of it to achieve attractive real returns over time.

Conclusion

We are pleased with our performance this year and believe it showed the power of our strategy and our ability to capitalize on difficult market conditions. It is always fun to be near the top of our category, but we will not rest as our long term view continues to keep us disciplined.

Thank you for the opportunity to serve you. We don’t take it for granted. We will continue to work tirelessly to deliver solid results moving forward.

Market Review

Once again, the equity markets have experienced near relentless growth with below average volatility, only briefly interrupted by a sudden, sharp drop in February 2018. After retesting the lows in March, the market resumed its’ upward path and volatility once again subsided to extremely low levels.

For the second year in a row, we experienced a substantial jump in interest rates with the U.S. 10 year treasury rates jumping another 80 bps to 3.2%. This led to negative returns for many parts of the bond markets, especially those with fixed interest rates. However the upward move has been more pronounced at the short end, so the yield curve is markedly more flat than it was a year ago.

Oil prices continued their strong recovery from 2016 lows, exceeding $70 a barrel, more the $20 higher than the previous year. Once again, this has not necessarily led to great returns in the energy sector as there is concern of oversupply and many companies are highly leveraged. We concede oil may stabilize higher than the $60 we suggested last year, but believe it is unlikely to see oil exceed recent highs by a significant margin.

The Federal Reserve has continued to slowly unwind its’ balance sheet according to plan as well as increase short term interest rates. The Federal Funds rate target increased to 2.25% in September 2018, with expectations of 3-4 more hikes in the next 12 months.

Once again, market volatility was low for much of the year, with the exception of a short but massive spike in February 2018. We continue to believe it is likely volatility will be heightened for the next 4-5 years after such a long stretch at such a low level. This doesn’t necessarily mean the market will do poorly, but it will likely shake out skittish investors and create opportunities for us.

Camelot - Premium Return Fund Commentary

Returns – The return for the Fund for this fiscal year was 10.56% (Class I shares)1 versus 17.91% for the S&P 500 Total Return Index and 5.11% for the average fund in our Morningstar Category (Options-based).

Sector Weightings – we make no attempt to match our sector weightings to any particular benchmark or index.

Contributors – We had realized gains spread over dozens of positions, most of which were put and call options. We also had over $2 million in net investment income (dividends and interest). Premiums received from option writing contributed over $2.2 million in realized gains. Our greatest contributors were Energy Midstream Partnerships, Chipotle Mexican Grill (CMG), Fluor Corp (FLR), HollyFrontier Corp (HFC), & Under Armour Inc (UA), all of which had been significant detractors in previous years and staged strong recoveries.

Detractors – REITs, international positions (CX, ING, TTM), Ford Motor Co (F), & Frontier Communications Corp (FTR).

Our largest equity positions are Under Armour (5.321%), Cemex (4.156%) & Ford Motor Company (3.735%)

New Positions – As our option writing strategy naturally produces higher turnover, we initiated dozens of new positions, which will almost always be the case.

Eliminated Positions – Due to the nature of our option based strategy, we had dozens of positions throughout the fiscal year which we no longer hold.

Current Portfolio – As of fiscal year-end, our portfolio composition is in balance between equity holdings (dividend-paying stocks and/or stocks with covered calls) and put positions. We typically seek to have more than 50% of our portfolio in an option writing position (put or covered call).

Dividend – We have continued to deliver our quarterly dividend since inception (31 quarters). We hope to maintain a steady quarterly dividend of $0.14 per share, but there is no guarantee this will happen as we must have realized gains in order to meet our target distribution.

Excalibur – Small Cap Income Fund

We are pleased with another positive year for Excalibur in absolute terms and our best year in relative terms. As in the previous year, returns in the Small Cap Value space significantly lagged behind returns in the large cap and growth parts of the spectrum, making for a difficult environment. But our strategy and discipline paid off.

According to Morningstar, our performance for Class I shares ranked in the 14th percentile in our category for the 1 year period ending 9/30/2018 out of 379 funds.

We delivered on our primary objective of delivering strong cash flow. We continued to maintain a $.10 quarterly distribution over the last four quarters, which we hope to maintain and increase over time. Nearly all of this distribution was attributed to Dividend Income.

Excalibur is designed to allow all investors to gain exposure to small caps and stay invested according to plan by generating consistent cash flow. We believe this fund is extremely unique in the small cap space and we believe it can be one of the most consistent & highest yielding funds in its category. Of course, there are no guarantees we will be able to achieve that.

Objective 1 – Consistent & Growing Income Stream

See notes under Objective 1 for the Camelot Fund.

We are pleased with the progress on this objective as we maintained a $.10 quarterly distribution, which is our target. We intend to maintain this as consistently as possible and increase it over time. Based on the 9/30/2018 NAV of $8.85, this should equate to a very nice cash flow, especially for a small-cap fund.

Objective 2 - Total Return

The fund’s return was 11.85%, which was below the Russell 2000, which grew 15.24%, and above our category (Small Value) average of 8.41%, putting us in the 14th percentile.

Conclusion

We are pleased with our performance this year as we achieved both objectives. We believe it shows the power of our strategy and our ability to capitalize on difficult market conditions. It is always fun to be near the top of our category, but we will not rest as our long term view continues to keep us disciplined.

Thank you for the opportunity to serve you. We don’t take it for granted. We will continue to work tirelessly to deliver solid results moving forward.

Market Review

Small caps (measured by the Russell 2000) under-performed larger companies (measured by the S&P 500) and Small Cap Value as measured by the Russell 2000 Value Index lagged the Russell 2000 Index. As this trend has persisted for quite some time, we believe the opportunities in small value are attractive and leave significant opportunities in the years ahead.

Excalibur – Small Cap Income Fund Commentary

Returns – The return for the Fund for this fiscal year was 11.85% (Class I shares)1 versus 15.24% for the Russell 2000 Total Return index and 8.41% for the average fund in our Morningstar Category (Small Value), which was the third consecutive positive for the category after consecutive negative years.

Sector Weightings – we make no attempt to match our sector weightings to any particular benchmark or index.

Contributors – We had realized gains spread over several dozen positions, most of which were put and call options, and over $500,000 in investment income (dividends & interest). The greatest contributors were Men’s Wearhouse 7/1/2022 bonds, The Buckle (BKE), Regal Entertainment, (RGC), Destination Maternity (DEST), & Tailored Brands (TLRD), three of which had been significant detractors in previous years and staged strong recoveries.

Detractors – Our greatest detractors were Ampco-Pittsburgh Corp (AP), Ensco PLC (ESV), Maiden Holdings (MHLD), and several REIT positions, which took a hit as interest rates increased to close out the year.

New Positions – As our option writing strategy naturally produces higher turnover, we initiated dozens of new positions, which will almost always be the case.

Eliminated Positions – Due to the nature of our option based strategy, we had dozens of positions throughout the fiscal year which we no longer hold.

Current Portfolio – As of fiscal year-end, our portfolio composition is primarily outright equity holdings in dividend-paying stocks (around 75%) and put or covered call positions (around 25%). This weighting is tilted more toward stock holdings than we would normally like to see as we believe there are opportunities and hope to generate most of our quarterly dividend from dividends and interest as opposed to option premiums. However, the portfolios composition will fluctuate over time as markets fluctuate and different positions become more attractive.

Dividend – We maintained our quarterly dividend of $.10. We hope to maintain a steady quarterly dividend of $0.10 per share, increasing over time, but there is no guarantee this will happen as we must have investment income or realized gains in order to meet our target distribution.

Final Remarks

“With a wonderful business, you can figure out what will happen; you can’t figure out when it will happen. You don’t want to focus on when, you want to focus on what. If you’re right about what, you don’t have to worry about when” - Warren Buffett

“If you’re right about the business, you’ll make a lot of money, it’s far better to buy a wonderful company at a fair price.” – Warren Buffett

At Camelot Funds, this is our aim – to find wonderful companies and buy them at fair prices. As you can see from our greatest contributors in both funds, we have often been wrong on the timing, but have been right in the end as wonderful companies right the ship and deliver on what we expected.

Thank you to all our shareholders for the faith and trust you have placed in us. We are blessed and honored to be a part of your portfolio and take the responsibility seriously. Also, we thank all the advisors who utilize our funds for their clients. We know the risk you take every time you make a recommendation and will work hard to make sure your clients have a great investment experience.

May God bless you greatly in the coming year! Kind Regards,

Darren T. Munn, CFA

Chief Investment Officer

©2018 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

8517-NLD-12/4/2018

(a)	Past performance is not indicative of future results. Specifically, there is no assurance that the Fund will achieve its investment objective or be profitable in the future. There can be no assurance that any investment discussed in this presentation will achieve results comparable to what is discussed herein, or avoid losses.

(b)	Unless otherwise specified, all performance results are as of September 30, 2018.

(c)	Certain portions of this presentation include information regarding the performance of various sectors, indices, or the economy in general. Such information is taken from various sources, and while believed to be reliable, is not necessarily independently verified by Camelot Portfolios LLC, and accordingly, such information should not be relied upon in making any investment decisions.

(d)	Russell 2000 Index is a market capitalization-weighted index designed to measure the performance of the small-cap segment of the U.S. equity market. S&P 500 Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. You cannot invest directly in an index. Accordingly, performance results for investment indexes do not reflect the deduction of transaction and/or custodial charges or the deduction of an investment-management fee, the incurrence of which would have the effect of decreasing historical performance results.

(e)	Nothing in this communication should be in any way be interpreted as investment advice. Any person or entity considering an investment in a fund managed by Camelot Portfolios LLC should carefully review the prospectus relative to that fund, and consult with appropriate legal, tax and investment professionals. Any person in receipt of this communication should consult the same professionals before acting on any of the commentary presented herein, as this communication is not a substitute for personalized investment advice.

(f)	Certain statements in this presentation are based on information that is deemed valid as of the date of the presentation. Changes in circumstances, even minor ones, can materially alter the economic outlook, the outlook for a given investment or for an entire fund.

(g)	This communication presents specific information regarding specific investments made by one or more of the Camelot funds. These investments are presented for educational and demonstrative purposes only, and are not intended to represent the performance of any fund as a whole, or to be in any way indicative of the performance a Camelot fund should achieve in the future. There are many other investments made by each Camelot fund not presented here. For a full list of investments and returns related to any of the funds discussed herein, please contact Jennifer Rogers at Jennifer.rogers@camelotportfolios.com.

Camelot Premium Return Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2018

The Fund’s performance figures(1) for each of the periods ended September 30, 2018, compared to its benchmark:

	One Year Return	Three Year Return	Five Year Return	Since Inception(4)	Since Inception(5)
Class A	10.16%	11.01%	6.74%	7.48%	N/A
Class A with 5.75% load	3.79%	8.85%	5.48%	6.67%	N/A
Class C	9.40%	10.20%	5.95%	6.71%	N/A
Class I	10.56%	N/A	N/A	N/A	8.49%
S&P 500 Total Return Index(2)	17.91%	17.31%	13.95%	13.80%	18.55%
CBOE S&P BuyWrite Index(3)	9.76%	10.34%	9.00%	7.95%	11.33%

(1)	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Manager and the Fund have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing and liquidity costs such as interest and dividends on securities sold short; taxes; underlying/acquired fund expenses; and extraordinary expenses) at 1.75%, 2.50% and 1.50% for Class A, Class C and Class I, respectively, through January 31, 2019. Class A shares are subject to a maximum sales charge of 1.00%. Each waiver or reimbursement by the Manager is subject to repayment by the Fund within the three years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver or reimbursement or at the time of recoupment. Without these waivers, the Fund’s total annual operating expenses would have been 2.31%, 3.06% and 2.06% for the Fund’s Class A, Class C and Class I shares, respectively, including interest, dividend expenses, and acquired fund fees, per the most recent prospectus. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-855-226-3863.

(2)	The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.

(3)	The CBOE S&P BuyWrite Index is a benchmark index designed to show the hypothetical performance of a portfolio that engages in a buy-write strategy using S&P 500 index call options. .

(4)	Class A and C inception date is December 27, 2010.

(5)	Class I inception date is December 30, 2016.

Comparison of the Change in Value of a $10,000 Investment

Comparison of the Change in Value of a $100,000 Investment

Camelot Premium Return Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
September 30, 2018

Top 10 Allocations	% of Net Assets
Real Estate Investment Trusts	17.3%
Closed-End Funds	10.1%
Pipelines	8.8%
Retail	8.3%
Banks	6.5%
Auto Manufacturers	5.4%
Apparel	5.3%
Municipal Bonds	4.5%
Building Materials	4.1%
Internet	3.3%
Other/Cash & Equivalents	26.4%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Camelot Excalibur Small Cap Income Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2018

The Fund’s performance figures(1) for each of the periods ended September 30, 2018, compared to its benchmark:

	One Year Return	Three Year Return	Since Inception(3)	Since Inception(4)
Class A	11.80%	11.23%	2.89%	N/A
Class A with 5.75% load	5.39%	9.05%	1.62%	N/A
Class I	11.85%	N/A	N/A	8.30%
Russell 2000 Total Return Index(2)	15.24%	17.12%	9.74%	15.06%

(1)	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Manager and the Fund have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing and liquidity costs such as interest and dividends on securities sold short; taxes; underlying/acquired fund expenses; and extraordinary expenses) at 1.75% and 1.50% for Class A and Class I, respectively, through January 31, 2019. Class A shares are subject to a maximum sales charge of 1.00%. Each waiver or reimbursement by the Manager is subject to repayment by the Fund within the three years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver or reimbursement or at the time of recoupment. Without these waivers, the Fund’s total annual operating expenses would have been 3.08% and 2.83% for the Fund’s Class A and Class I shares, respectively, including interest, dividend expenses, and acquired fund fees, per the most recent prospectus. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-855-226-3863.

(2)	The Russell 2000 Total Return Index measures the performance of the 2,000 smallest companies of the 3,000 largest U.S. companies based on total market capitalization.

(3)	Class A inception date is December 31, 2013.

(4)	Class I inception date is December 30, 2016.

Comparison of the Change in Value of a $10,000 Investment

Comparison of the Change in Value of a $100,000 Investment

Camelot Excalibur Small Cap Income Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
September 30, 2018

Top 10 Allocations	% of Net Assets
Real Estate Investment Trusts	29.5%
Retail	13.7%
Transportation	6.3%
Investment Companies	5.2%
Insurance	3.8%
Mining	3.8%
Pipelines	3.8%
Commercial Services	3.1%
Oil & Gas	2.3%
Real Estate	2.1%
Other/Cash & Equivalents	26.4%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Camelot Premium Return Fund
SCHEDULE OF INVESTMENTS
September 30, 2018

Principal		Coupon Rate (%)	Maturity	Fair Value
	BONDS - 6.8%
	INSURANCE - 0.8%
$400,000	MetLife, Inc., Quarterly US LIBOR +2.96% ****	5.8750	3/15/2028	$410,000

	OIL & GAS - 1.1%
575,000	Petrobras Global Finance BV	6.7500	6/5/2115	494,500
200,000	Ultra Resources, Inc. ^	7.1250	4/15/2025	82,000
				576,500
	RETAIL - 3.8%
500,000	GameStop Corp. ^	6.7500	3/15/2021	513,250
1,415,000	Men’s Wearhouse, Inc.	7.0000	7/1/2022	1,460,987
				1,974,237
	TELECOMMUNICATIONS - 1.1%
260,000	Frontier Communications Corp.	6.8750	1/15/2025	159,336
500,000	Frontier Communications Corp.	10.5000	9/15/2022	447,500
				606,836
	TOTAL BONDS (Cost $3,478,149)			3,567,573

	MUNICIPAL BONDS - 4.5%
	PUERTO RICO - 4.5%
65,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority	4.0000	7/1/2019	61,994
50,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority	4.9000	7/1/2020	46,125
50,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority	5.0000	7/1/2022	47,563
25,000	Puerto Rico Electric Power Authority	5.0000	7/1/2026	24,139
485,000	Puerto Rico Highway & Transportation Authority	0.0000	7/1/2027	290,855
190,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue	0.0000	8/1/2039	20,750
1,000,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue	0.0000	8/1/2038	223,380
240,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue #	3.8000	8/1/2023	195,000
35,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue #	4.0000	8/1/2023	29,488
75,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue #	4.0000	8/1/2028	63,187
170,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue #	4.1000	8/1/2025	138,125
95,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue #	4.6250	8/1/2019	46,312
50,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue #	4.7500	8/1/2039	42,125
50,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue #	5.0000	8/1/2031	23,875
50,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue #	5.0000	8/1/2022	42,125
50,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue #	5.0000	8/1/2040	42,125
75,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue #	5.0000	8/1/2046	63,187
165,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue #	5.2500	8/1/2030	81,263
50,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue #	5.3750	8/1/2036	24,625
50,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue #	5.5000	8/1/2037	24,625
155,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue #	5.5000	8/1/2042	76,337
30,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue #	5.7500	8/1/2057	25,275
75,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue #	6.0000	8/1/2042	36,938
155,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue #	6.1250	8/1/2029	76,337
60,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue #	6.3750	8/1/2039	29,550
95,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue #	6.5000	8/1/2044	46,787
575,000	University of Puerto Rico	5.0000	6/1/2021	540,500
	TOTAL MUNICIPAL BONDS (Cost $2,216,283)			2,362,592

Shares
	CLOSED-END FUNDS - 9.8%
20,000	Aberdeen Asia-Pacific Income Fund, Inc.	82,800
10,000	Aberdeen Income Credit Strategies Fund	142,300
10,000	Altaba, Inc. *(a)	681,200
32,134	Ares Dynamic Credit Allocation Fund, Inc.	499,041
20,000	Barings Global Short Duration High Yield Fund	387,600
7,481	BlackRock Core Bond Trust	95,607
20,000	Eaton Vance Limited Duration Income Fund	253,600
40,000	Eaton Vance Senior Income Trust	258,000
27,463	First Trust High Income Long/Short Fund	405,079
30,000	Invesco Dynamic Credit Opportunities Fund	344,100
40,000	Invesco Senior Income Trust	172,000
37,125	Nuveen Real Asset Income and Growth Fund	598,084
30,000	Nuveen Short Duration Credit Opportunities Fund	511,200
20,000	PGIM Global Short Duration High Yield Fund, Inc.	277,400
30,000	PGIM Short Duration High Yield Fund, Inc.	424,200
	TOTAL CLOSED-END FUNDS (Cost $5,345,637)	5,132,211

See accompanying notes to financial statements.

Camelot Premium Return Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2018

Shares		Fair Value
	COMMON STOCKS - 47.5%
	APPAREL - 5.3%
142,500	Under Armour, Inc. - Cl. C *(b)(c)	$2,773,050

	AUTO MANUFACTURERS - 5.4%
14,818	Fiat Chrysler Automobiles NV *	259,463
210,400	Ford Motor Co. (b)	1,946,200
42,500	Tata Motors Ltd. *(a)	652,800
		2,858,463
	BANKS - 5.1%
40,000	Barclays PLC - ADR	358,000
6,900	Capital One Financial Corp. (a)(b)	655,017
127,000	ING Groep NV - ADR (a)	1,647,190
		2,660,207
	BUILDING MATERIALS - 4.1%
307,636	Cemex SAB de CV - ADR *(a)	2,165,757

	COMMERCIAL SERVICES - 1.7%
5,000	Macquarie Infrastructure Corp.	230,650
7,500	ManpowerGroup, Inc. (e)	644,700
		875,350
	DISTRIBUTION/WHOLESALE - 0.3%
5,000	Triton International Ltd. (a)	166,350

	DIVERSIFIED FINANCIAL SERVICES - 0.1%
1,200	PJT Partners, Inc.	62,820

	ELECTRIC - 0.6%
6,700	Southern Co. (a)	292,120

	ENGINEERING & CONSTRUCTION - 2.2%
20,000	Fluor Corp. (c)	1,162,000

	ENVIRONMENTAL CONTROL - 0.6%
5,000	Stericycle, Inc. *(a)	293,400

	HEALTHCARE - SERVICES - 2.1%
15,000	DaVita, Inc. *(a)(c)	1,074,450

	HOME BUILDERS - 0.0%
700	PulteGroup, Inc.	17,339

	HOUSEWARES - 0.8%
20,100	Newell Brands, Inc. (a)	408,030

	INTERNET - 3.3%
13,100	Expedia Group, Inc. (a)(b)	1,709,288

	BUSINESS DEVELOPMENT COMPANIES - 2.9%
50,000	Apollo Investment Corp.	272,000
58,818	Ares Capital Corp.	1,011,081
30,000	Prospect Capital Corp. (d)	219,900
		1,502,981
	LEISURE TIME - 1.7%
9,100	Polaris Industries, Inc. (a)	918,645

	MISCELLANEOUS MANUFACTURING - 0.5%
25,000	General Electric Co. (b)	282,250

	OIL & GAS - 0.9%
500,000	Obsidian Energy Ltd. *	475,000

	PHARMACEUTICALS - 1.9%
5,000	CVS Health Corp. (a)	393,600
20,000	Mallinckrodt PLC *	586,200
		979,800

See accompanying notes to financial statements.

Camelot Premium Return Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2018

Shares		Fair Value
	COMMON STOCKS (Cont.) - 47.5%
	PIPELINES - 1.2%
20,000	Enbridge, Inc.	$645,800

	REAL ESTATE - 0.1%
636	RMR Group, Inc.	59,021

	RETAIL - 4.5%
1,000	AutoZone, Inc. *(c)(d)	775,700
1,500	Chipotle Mexican Grill, Inc. - Cl. A *(b)(c)	681,780
60,000	GameStop Corp. (d)	916,200
		2,373,680
	SOFTWARE - 0.1%
2,500	First Data Corp. *	61,175

	TELECOMMUNICATIONS - 1.3%
8,300	America Movil SAB de CV Series L - ADR (a)	133,298
10,000	Millicom International Cellular SA	571,700
		704,998
	TEXTILES - 0.8%
2,300	Mohawk Industries, Inc. *(a)	403,305

	TOTAL COMMON STOCKS (Cost $28,833,352)	24,925,279

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 13.2%
40,000	AGNC Investment Corp. (b)	745,200
25,750	Annaly Capital Management, Inc. (b)	263,422
29,378	Ares Commercial Real Estate Corp. (b)	410,411
74,000	Government Properties Income Trust (a)	835,460
8,168	Granite Point Mortgage Trust, Inc.	157,479
10,000	Iron Mountain, Inc. (a)	345,200
20,000	Medical Properties Trust, Inc.	298,200
35,267	Sabra Health Care REIT, Inc. (a)(b)	815,373
52,136	Two Harbors Investment Corp.	778,390
10,000	Ventas, Inc.	543,800
71,199	VEREIT, Inc.	516,905
169,400	Washington Prime Group, Inc.	1,236,620
	TOTAL REAL ESTATE INVESTMENT TRUSTS (REITs) (Cost $8,078,328)	6,946,460

	LIMITED PARTNERSHIPS - 8.2%
	PIPELINES - 6.2%
70,000	Energy Transfer Equity LP (b)	1,220,100
51,846	Energy Transfer Partners LP	1,154,092
30,000	Enterprise Products Partners LP (b)	861,900
		3,236,092
	PRIVATE EQUITY - 1.4%
20,000	Blackstone Group LP (b)	761,600

	REAL ESTATE - 0.6%
15,000	Brookfield Property Partners LP (a)	313,350

	TOTAL LIMITED PARTNERSHIPS (Cost $4,795,738)	4,311,042

		Coupon Rate (%)	Maturity
	PREFERRED STOCKS - 9.3%
	BANKS - 1.4%
17,300	Popular Capital Trust II	6.1250	12/1/2034	425,580
12,000	Webster Financial Corp.	5.2500	Perpetual	280,800
				706,380
	CLOSED-END FUNDS - 0.3%
5,576	Gabelli Equity Trust, Inc.	5.0000	Perpetual	133,922

See accompanying notes to financial statements.

Camelot Premium Return Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2018

Shares				Fair Value
	PREFERRED STOCKS (Cont.) - 9.3%
	ELECTRIC - 1.3%
19,000	Pacific Gas & Electric Co	5.5000	Perpetual	$420,418
5,000	Pacific Gas & Electric Co	4.3600	Perpetual	106,595
6,000	Pacific Gas & Electric Co	4.5000	Perpetual	130,740
2,000	Pacific Gas & Electric Co	4.8000	Perpetual	42,600
				700,353
	PIPELINES - 1.4%
15,000	Energy Transfer Partners LP, Quarterly US LIBOR +4.74%	7.6250	Perpetual	388,050
15,000	NuStar Energy LP, Quarterly US LIBOR +6.88%	9.0000	Perpetual	367,350
				755,400
	PRIVATE EQUITY - 0.1%
2,000	Apollo Global Management LLC	6.3750	Perpetual	49,680

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 4.1%
30,000	Annaly Capital Management, Inc.	7.5000	Perpetual	760,500
15,000	ARMOUR Residential REIT, Inc.	7.8750	Perpetual	375,300
1,262	Ashford Hospitality Trust, Inc.	8.4500	Perpetual	32,661
8,035	Colony NorthStar, Inc.	8.2500	Perpetual	203,366
15,000	Invesco Mortgage Capital, Inc.	7.7500	Perpetual	375,900
16,350	Two Harbors Investment Corp.	7.7500	Perpetual	406,625
				2,154,352
	TRANSPORTATION - 0.7%
15,000	Seaspan Corp.	8.2500	Perpetual	382,050

	TOTAL PREFERRED STOCKS (Cost $4,615,761)			4,882,137

			Notional Value at
			September 30,
Contracts***		Counterparty	2018
	SCHEDULE OF CALL OPTIONS PURCHASED - 0.0% *
150	Altaba, Inc.
	Expiration October 2018, Exercise Price $72.50	Interactive Brokers	$1,087,500	4,350
400	Frontier Communications Corp.
	Expiration October 2018, Exercise Price $6.00	Interactive Brokers	240,000	26,000
	TOTAL CALL OPTIONS PURCHASED (Cost $45,787)			30,350

Shares
	SHORT-TERM INVESTMENTS - 7.1%
	INVESTMENT PURCHASED AS SECURITIES LENDING COLLATERAL - 2.2%
1,174,092	Fidelity Institutional Money Market Fund - Prime Money Market - Institutional Class, 1.96% **(e)	1,174,092

	MONEY MARKET FUND - 4.9%
2,565,970	Fidelity Institutional Money Market Fund - Prime Money Market - Institutional Class, 1.96% **	2,565,970

	TOTAL SHORT-TERM INVESTMENTS (Cost $3,740,062)	3,740,062

	TOTAL INVESTMENTS IN LONG SECURITIES - 106.4% (Cost $61,149,097)	$55,897,706
	TOTAL CALL OPTIONS WRITTEN - (0.3)% (Premiums Received $295,158)	(154,620)
	TOTAL PUT OPTIONS WRITTEN - (2.4)% (Premiums Received $1,245,204)	(1,240,792)
	TOTAL SECURITIES SOLD SHORT - (2.3)% (Proceeds $1,752,277)	(1,226,420)
	LIABILITIES IN EXCESS OF OTHER ASSETS - (1.4)%	(746,234)
	TOTAL NET ASSETS - 100.0%	$52,529,640

			Notional Value at
			September 30,
Contracts***		Counterparty	2018	Fair Value
	SCHEDULE OF CALL OPTIONS WRITTEN - (0.3)% *
50	Alibaba Group Holding Ltd.
	Expiration October 2018, Exercise Price $180.00	Interactive Brokers	$900,000	$2,400
10	AutoZone, Inc.
	Expiration December 2018, Exercise Price $800.00	Interactive Brokers	800,000	27,800
15	Chipotle Mexican Grill, Inc.
	Expiration October 2018, Exercise Price $500.00	Interactive Brokers	750,000	1,770

See accompanying notes to financial statements.

Camelot Premium Return Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2018

			Notional Value at
			September 30,
Contracts***		Counterparty	2018	Fair Value
	SCHEDULE OF CALL OPTIONS WRITTEN (Cont.) - (0.3)% *
150	DaVita, Inc.
	Expiration October 2018, Exercise Price $75.00	Interactive Brokers	$1,125,000	$10,650
100	Fluor Corp.
	Expiration October 2018, Exercise Price $50.00	Interactive Brokers	500,000	81,000
100	iPATH S&P 500 VIX Short-Term Futures ETN
	Expiration October 2018, Exercise Price $29.00	Interactive Brokers	290,000	8,000
100	iPATH S&P 500 VIX Short-Term Futures ETN
	Expiration November 2018, Exercise Price $29.00	Interactive Brokers	290,000	19,500
700	Under Armour, Inc.
	Expiration October 2018, Exercise Price $22.50	Interactive Brokers	1,575,000	3,500
	TOTAL CALL OPTIONS WRITTEN - (Premiums Received $295,158)			$154,620

	SCHEDULE OF PUT OPTIONS WRITTEN - (2.4)% *
100	Ally Financial, Inc.
	Expiration December 2018, Exercise Price $27.00	Interactive Brokers	$270,000	$15,750
100	Ally Financial, Inc.
	Expiration January 2020, Exercise Price $30.00	Interactive Brokers	300,000	53,500
150	Altaba, Inc.
	Expiration October 2018, Exercise Price $72.50	Interactive Brokers	1,087,500	69,900
100	Altaba, Inc.
	Expiration October 2018, Exercise Price $75.00	Interactive Brokers	750,000	69,000
100	America Movil SAB de CV Series L - ADR
	Expiration November 2018, Exercise Price $16.00	Interactive Brokers	160,000	6,500
200	America Movil SAB de CV Series L - ADR
	Expiration November 2018, Exercise Price $17.00	Interactive Brokers	340,000	26,000
50	American International Group, Inc.
	Expiration October 2018, Exercise Price $52.50	Interactive Brokers	262,500	2,500
50	American International Group, Inc.
	Expiration November 2018, Exercise Price $52.50	Interactive Brokers	262,500	5,900
10	AutoZone, Inc.
	Expiration December 2018, Exercise Price $700.00	Interactive Brokers	700,000	10,500
10	Biogen, Inc.
	Expiration October 2018, Exercise Price $320.00	Interactive Brokers	320,000	1,050
20	Biogen, Inc.
	Expiration October 2018, Exercise Price $330.00	Interactive Brokers	660,000	3,200
250	Brookfield Property Partners LP
	Expiration December 2018, Exercise Price $20.00	Interactive Brokers	500,000	13,750
50	Capital One Financial Corp.
	Expiration December 2018, Exercise Price $95.00	Interactive Brokers	475,000	19,250
50	Capital One Financial Corp.
	Expiration December 2018, Exercise Price $97.50	Interactive Brokers	487,500	25,000
600	Cemex SAB de CV - ADR
	Expiration October 2018, Exercise Price $6.00	Interactive Brokers	360,000	1,200
600	Cemex SAB de CV - ADR
	Expiration October 2018, Exercise Price $7.00	Interactive Brokers	420,000	12,600
100	Citigroup, Inc.
	Expiration December 2018, Exercise Price $70.00	Interactive Brokers	700,000	24,500
100	Colgate-Palmolive Co.
	Expiration October 2018, Exercise Price $67.50	Interactive Brokers	675,000	13,900
50	Cummins, Inc.
	Expiration October 2018, Exercise Price $152.50	Interactive Brokers	762,500	35,500
50	Cummins, Inc.
	Expiration December 2018, Exercise Price $150.00	Interactive Brokers	750,000	43,000
100	CVS Health Corp.
	Expiration November 2018, Exercise Price $70.00	Interactive Brokers	700,000	5,500
50	DaVita, Inc.
	Expiration October 2018, Exercise Price $65.00	Interactive Brokers	325,000	2,400
50	Deer & Company
	Expiration December 2018, Exercise Price $155.00	Interactive Brokers	775,000	46,500
100	Expedia Group, Inc.
	Expiration October 2018, Exercise Price $125.00	Interactive Brokers	1,250,000	7,500
50	Expedia Group, Inc.
	Expiration November 2018, Exercise Price $125.00	Interactive Brokers	625,000	18,450
300	Frontier Communications Corp.
	Expiration October 2018, Exercise Price $6.00	Interactive Brokers	180,000	4,500

See accompanying notes to financial statements.

Camelot Premium Return Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2018

			Notional Value at
			September 30,
Contracts***		Counterparty	2018	Fair Value
	SCHEDULE OF PUT OPTIONS WRITTEN (Cont.) - (2.4)% *
200	Government Properties Income Trust
	Expiration December 2018, Exercise Price $12.50	Interactive Brokers	$250,000	$37,500
100	ING Groep NV - ADR
	Expiration October 2018, Exercise Price $14.00	Interactive Brokers	140,000	10,200
105	ING Groep NV - ADR
	Expiration October 2018, Exercise Price $16.00	Interactive Brokers	168,000	31,762
100	Iron Mountain, Inc.
	Expiration October 2018, Exercise Price $35.00	Interactive Brokers	350,000	9,000
100	Liberty Global PLC
	Expiration October 2018, Exercise Price $25.00	Interactive Brokers	250,000	1,000
100	Liberty Global PLC
	Expiration October 2018, Exercise Price $30.00	Interactive Brokers	300,000	20,000
25	ManpowerGroup, Inc.
	Expiration October 2018, Exercise Price $90.00	Interactive Brokers	225,000	13,000
50	ManpowerGroup, Inc.
	Expiration December 2018, Exercise Price $85.00	Interactive Brokers	425,000	23,000
50	ManpowerGroup, Inc.
	Expiration December 2018, Exercise Price $90.00	Interactive Brokers	450,000	39,750
50	Medtronic PLC
	Expiration November 2018, Exercise Price $85.00	Interactive Brokers	425,000	700
200	MGIC Investment Corp.
	Expiration December 2018, Exercise Price $13.00	Interactive Brokers	260,000	9,600
2	Mohawk Industries, Inc.
	Expiration November 2018, Exercise Price $220.00	Interactive Brokers	44,000	8,960
100	Newell Brands, Inc.
	Expiration December 2018, Exercise Price $25.00	Interactive Brokers	250,000	49,500
100	Newell Brands, Inc.
	Expiration December 2018, Exercise Price $27.00	Interactive Brokers	270,000	66,500
100	Owens-Illinois Inc.
	Expiration November 2018, Exercise Price $18.00	Interactive Brokers	180,000	5,000
100	PG&E Corp.
	Expiration October 2018, Exercise Price $40.00	Interactive Brokers	400,000	1,000
25	Polaris Industries, Inc.
	Expiration December 2018, Exercise Price $100.00	Interactive Brokers	250,000	13,500
50	Polaris Industries, Inc.
	Expiration December 2018, Exercise Price $105.00	Interactive Brokers	525,000	40,750
50	Procter & Gamble Co.
	Expiration October 2018, Exercise Price $80.00	Interactive Brokers	400,000	2,450
50	Procter & Gamble Co.
	Expiration October 2018, Exercise Price $105.00	Interactive Brokers	525,000	15,250
200	Sabra Health Care REIT, Inc.
	Expiration October 2018, Exercise Price $20.00	Interactive Brokers	400,000	500
35	Southern Co.
	Expiration November 2018, Exercise Price $44.00	Interactive Brokers	154,000	5,495
50	Stericycle, Inc.
	Expiration November 2018, Exercise Price $60.00	Interactive Brokers	300,000	18,500
175	Tata Motors Ltd.
	Expiration October 2018, Exercise Price $20.00	Interactive Brokers	350,000	82,775
50	Thor Industries, Inc.
	Expiration December 2018, Exercise Price $95.00	Interactive Brokers	475,000	68,250
100	Toll Brothers, Inc.
	Expiration December 2018, Exercise Price $35.00	Interactive Brokers	350,000	27,000
100	Toll Brothers, Inc.
	Expiration December 2018, Exercise Price $40.00	Interactive Brokers	400,000	72,000
200	TransCanada Corp.
	Expiration November 2018, Exercise Price $40.00	Interactive Brokers	800,000	15,000
100	Triton International Ltd.
	Expiration January 2019, Exercise Price $30.00	Interactive Brokers	300,000	15,500
	TOTAL PUT OPTIONS WRITTEN - (Premiums Received $1,245,204)			$1,240,792

See accompanying notes to financial statements.

Camelot Premium Return Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2018

Shares		Fair Value
	SECURITIES SOLD SHORT - (2.3)% *
	COMMON STOCK - (1.5)%
10,000	Marathon Petroleum Corp.	$799,700

	EQUITY FUND - (0.8)%
16,000	iPATH S&P 500 VIX Short-Term Futures ETN	426,720
	TOTAL SECURITIES SOLD SHORT (Proceeds $1,752,277)	$1,226,420

ADR - American Depositary Receipt

ETN - Exchange-Traded Note

LP - Limited Partnership

PLC - Public Limited Company

REIT - Real Estate Investment Trust

VIX - S&P 500 Volatility Index

****	Variable Rate as of September 30, 2018.

^	144A Security - Security exempt from registration under Rule 144A of the Securities Act of 1933. The 144A securities represent 1.13% of total net assets. The securities may be resold in transactions exempt from registration typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

#	Security in default.

*	Non-Income producing security.

***	One contract is equivalent to 100 shares of common stock.

**	Interest rate reflects seven-day effective yield on September 30, 2018.

(a)	Subject to put options written.

(b)	All or a portion of the security is segregated as collateral for call options written.

(c)	Subject to call options written.

(d)	All or a portion of the security is out on loan at September 30, 2018. Total loaned securities had a market value of $1,133,107 at September 30, 2018.

(e)	All or a portion of the security is segregated as collateral for securities on loan at September 30, 2018. Total collateral had a market value of $1,174,092 at September 30, 2018.

See accompanying notes to financial statements.

Camelot Excalibur Small Cap Income Fund
SCHEDULE OF INVESTMENTS
September 30, 2018

Principal		Coupon Rate (%)	Maturity	Fair Value
	BONDS - 7.5%
	RETAIL - 6.7%
$200,000	GameStop Corp. ^	6.7500	3/15/2021	$205,300
524,000	Men’s Wearhouse, Inc.	7.0000	7/1/2022	541,030
				746,330
	TELECOMMUNICATIONS - 0.8%
100,000	Frontier Communications Corp.	10.5000	9/15/2022	89,500

	TOTAL BONDS (Cost $736,363)			835,830

	MUNICIPAL BOND - 1.4%
	PUERTO RICO - 1.4%
170,000	University of Puerto Rico	5.0000	6/1/2021	159,800
	TOTAL MUNICIPAL BOND (Cost $121,849)			159,800

Shares
	COMMON STOCKS - 33.9%
	AGRICULTURE - 1.7%
5,000	Andersons, Inc. (a)			188,250

	COMMERCIAL SERVICES - 3.1%
3,000	Nutrisystem, Inc. (b)			111,150
18,000	Textainer Group Holdings Ltd. *(b)			230,400
				341,550
	COSMETICS/PERSONAL CARE - 0.2%
14,500	Veru, Inc. *			20,590

	DISTRIBUTION/WHOLESALE - 1.5%
5,000	Triton International Ltd. (b)(c)			166,350

	DIVERSIFIED FINANCIAL SERVICES - 2.1%
5,000	Ares Management LP			116,000
5,000	Federated Investors, Inc. (b)			120,600
				236,600
	ENERGY-ALTERNATE SOURCES - 1.2%
7,000	FutureFuel Corp.			129,780

	ENVIRONMENTAL CONTROL - 0.7%
5,000	Covanta Holding Corp. (a)			81,250

	HOUSEWARES - 2.2%
7,200	Tupperware Brands Corp. (b)			240,840

	INSURANCE - 0.4%
15,000	Maiden Holdings Ltd.			42,750

	BUSINESS DEVELOPMENT COMPANIES - 3.3%
10,000	Apollo Investment Corp.			54,400
9,660	Ares Capital Corp.			166,055
20,000	Prospect Capital Corp. (d)			146,600
				367,055
	LEISURE TIME - 0.9%
5,000	Camping World Holdings, Inc. (b)			106,600

	MEDIA - 0.8%
27,000	Salem Media Group, Inc.			91,800

	METAL FABRICATE/HARDWARE - 0.5%
9,093	Ampco-Pittsburgh Corp. *			53,649

	MINING - 3.6%
6,000	Compass Minerals International, Inc. (c)			403,200

	OIL & GAS - 1.7%
4,450	CVR Energy, Inc. (a)			178,979
10,000	Obsidian Energy Ltd. *			9,500
				188,479

See accompanying notes to financial statements.

Camelot Excalibur Small Cap Income Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2018

Shares		Fair Value
	COMMON STOCKS (Cont.) - 33.9%
	REAL ESTATE - 1.2%
29,900	Xinyuan Real Estate Co. Ltd. - ADR (b)	$134,849

	RETAIL - 7.0%
3,300	Big Lots, Inc. (b)	137,907
5,000	Buckle, Inc. (d)	115,250
3,000	Cheesecake Factory, Inc. (c)	160,620
100	Cracker Barrel Old Country Store, Inc.	14,713
24,180	Destination Maternity Corp. *	112,679
10,000	GameStop Corp. (d)	152,700
25,000	Office Depot, Inc.	80,250
		774,119
	TRANSPORTATION - 1.8%
10,000	Ardmore Shipping Corp. *	65,000
1,300	Matson, Inc.	51,532
10,000	Seaspan Corp. (d)	83,300
		199,832
	TOTAL COMMON STOCKS (Cost $4,546,436)	3,767,543

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 20.7%
25,000	Ares Commercial Real Estate Corp. (c)	349,250
3,125	ARMOUR Residential REIT, Inc.	70,156
12,500	CoreCivic, Inc. (a)	304,125
10,000	Farmland Partners, Inc. (d)	67,000
15,000	Government Properties Income Trust (c)	169,350
5,000	Granite Point Mortgage Trust, Inc.	96,400
2,000	Great Ajax Corp.	27,220
7,000	Invesco Mortgage Capital, Inc.	110,740
400	One Liberty Properties, Inc.	11,112
9,000	Piedmont Office Realty Trust, Inc.	170,370
5,615	Sabra Health Care REIT, Inc.	129,819
24,360	Two Harbors Investment Corp. (c)	363,695
60,000	Washington Prime Group, Inc. (c)	438,000
	TOTAL REAL ESTATE INVESTMENT TRUSTS (REITs) (Cost $2,618,100)	2,307,237

	MUTUAL FUND - 2.7%
	DEBT FUND - 1.9%
25,000	Morgan Stanley Emerging Markets Debt Fund, Inc.	216,750
	TOTAL MUTUAL FUND (Cost $220,818)	216,750

	EXCHANGE-TRADED FUND (ETF) - 2.7%
	EQUITY FUND - 0.8%
300	SPDR S&P500 ETF Trust	87,216
	TOTAL EXCHANGE TRADED FUND (Cost $81,295)	87,216

	LIMITED PARTNERSHIPS - 6.4%
	INVESTMENT COMPANIES - 0.8%
5,000	Compass Diversified Holdings (a)(c)	90,750

	MINING - 0.2%
4,000	Emerge Energy Services LP *	15,960

	OIL & GAS - 0.6%
3,500	CVR Refining LP	68,950

	OIL & GAS SERVICES - 0.7%
15,000	CSI Compressco LP	77,250

	PIPELINES - 1.9%
5,000	Holly Energy Partners LP	157,300
2,000	NuStar Energy LP	55,600
		212,900

See accompanying notes to financial statements.

Camelot Excalibur Small Cap Income Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2018

Shares		Fair Value
	LIMITED PARTNERSHIPS (Cont.) - 6.4%
	REAL ESTATE - 0.9%
5,000	Brookfield Property Partners LP	$104,450

	TRANSPORTATION - 1.3%
12,500	Martin Midstream Partners LP	145,000

	TOTAL LIMITED PARTNERSHIPS (Cost $1,459,146)	715,260

		Coupon Rate (%)	Maturity
	PREFERRED STOCKS - 20.1%
	BANKS - 1.7%
8,000	Webster Financial Corp.	5.2500	Perpetual	187,200

	INSURANCE - 3.4%
5,000	Maiden Holdings Ltd.	6.6250	6/14/2046	86,150
5,000	Maiden Holdings Ltd.	6.7000	Perpetual	85,750
10,000	Maiden Holdings Ltd.	7.7500	12/1/2043	203,500
				375,400
	INVESTMENT COMPANIES - 1.1%
5,000	Prospect Capital Corp.	6.2500	6/15/2024	125,150

	PIPELINES - 1.9%
10,000	NuStar Energy LP	7.6250	6/15/2024	216,900

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 8.8%
10,000	ARMOUR Residential REIT, Inc.	7.8750	Perpetual	250,200
5,000	Invesco Mortgage Capital, Inc.	7.7500	Perpetual	125,300
5,000	Pennsylvania Real Estate Investment Trust	7.2000	Perpetual	113,550
3,573	Pennsylvania Real Estate Investment Trust	7.3750	Perpetual	84,001
5,000	Two Harbors Investment Corp.	7.5000	Perpetual	121,550
5,000	Two Harbors Investment Corp.	7.7500	Perpetual	124,350
5,000	Washington Prime Group, Inc.	6.8750	Perpetual	102,500
2,500	Washington Prime Group, Inc.	7.5000	Perpetual	57,150
				978,601
	TRANSPORTATION - 3.2%
4,000	Costamare, Inc.	8.8750	Perpetual	101,840
5,000	Seaspan Corp.	7.9500	Perpetual	124,500
5,000	Seaspan Corp.	8.2500	Perpetual	127,350
				353,690
	TOTAL PREFERRED STOCKS (Cost $2,136,105)			2,236,941

Notional Value at
September 30,
Contracts***	Counterparty	2018
SCHEDULE OF PUT OPTION PURCHASED - 0.2% *
25	Tupperware Brands Corp.
Expiration October 2018, Exercise Price $40.00	Interactive Brokers	$100,000	16,750
TOTAL PUT OPTION PURCHASED (Cost $5,123)	16,750

Shares
SHORT-TERM INVESTMENTS - 8.6%
INVESTMENT PURCHASED AS SECURITIES LENDING COLLATERAL - 5.2%
575,097	Fidelity Institutional Money Market Fund - Prime Money Market - Institutional Class, 1.96% **(e)	575,097

MONEY MARKET FUND - 3.4%
375,271	Fidelity Institutional Money Market Fund - Prime Money Market - Institutional Class, 1.96% **	375,271
TOTAL SHORT-TERM INVESTMENTS (Cost $950,368)	950,368

TOTAL INVESTMENTS IN LONG SECURITIES - 101.5% (Cost $12,875,603)	$11,293,695
TOTAL CALL OPTIONS WRITTEN - (0.3)% (Premiums Received $55,176)	(31,225)
TOTAL PUT OPTIONS WRITTEN - (1.4)% (Premiums Received $145,951)	(160,412)
TOTAL SECURITIES SOLD SHORT - (3.7)% (Proceeds $558,876)	(416,016)
OTHER ASSETS IN EXCESS OF LIABILITIES - 3.9%	438,141
TOTAL NET ASSETS - 100.0%	$11,124,183

See accompanying notes to financial statements.

Camelot Excalibur Small Cap Income Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2018

			Notional Value at
			September 30,
Contracts***		Counterparty	2018	Fair Value
	SCHEDULE OF CALL OPTIONS WRITTEN - (0.3)% *
25	Andersons, Inc.
	Expiration December 2018, Exercise Price $40.00	Interactive Brokers	$100,000	$2,188
25	Compass Diversified Holdings
	Expiration November 2018, Exercise Price $17.50	Interactive Brokers	43,750	1,687
75	CoreCivic, Inc.
	Expiration October 2018, Exercise Price $25.00	Interactive Brokers	187,500	1,800
50	Covanta Holding Corp.
	Expiration December 2018, Exercise Price $17.50	Interactive Brokers	87,500	1,500
40	CVR Energy, Inc.
	Expiration December 2018, Exercise Price $40.00	Interactive Brokers	160,000	10,300
50	iPATH S&P 500 VIX Short-Term Futures ETN
	Expiration October 2018, Exercise Price $29.00	Interactive Brokers	145,000	4,000
50	iPATH S&P 500 VIX Short-Term Futures ETN
	Expiration November 2018, Exercise Price $29.00	Interactive Brokers	145,000	9,750
	TOTAL CALL OPTIONS WRITTEN - (Premiums Received $55,176)			$31,225

	SCHEDULE OF PUT OPTIONS WRITTEN - (1.4)% *
10	Allegiant Travel Co.
	Expiration October 2018, Exercise Price $120.00	Interactive Brokers	$120,000	$1,200
10	Allegiant Travel Co.
	Expiration January 2019, Exercise Price $125.00	Interactive Brokers	125,000	7,800
100	American Axle & Manufacturing Holdings, Inc.
	Expiration October 2018, Exercise Price $17.00	Interactive Brokers	170,000	3,500
50	B&G Foods, Inc.
	Expiration November 2018, Exercise Price $30.00	Interactive Brokers	150,000	16,500
17	Big Lots, Inc.
	Expiration October 2018, Exercise Price $47.50	Interactive Brokers	80,750	9,962
100	Brookdale Senior Living, Inc.
	Expiration October 2018, Exercise Price $9.00	Interactive Brokers	90,000	1,000
50	Camping World Holdings, Inc.
	Expiration October 2018, Exercise Price $19.00	Interactive Brokers	95,000	1,500
100	Federated Investors, Inc.
	Expiration October 2018, Exercise Price $22.50	Interactive Brokers	225,000	1,000
30	Hawaiian Electric Industries
	Expiration December 2018, Exercise Price $35.00	Interactive Brokers	105,000	2,250
25	LGI Homes, Inc.
	Expiration November 2018, Exercise Price $55.00	Interactive Brokers	137,500	20,875
25	LGI Homes, Inc.
	Expiration November 2018, Exercise Price $60.00	Interactive Brokers	150,000	31,500
30	Nutrisystem, Inc.
	Expiration December 2018, Exercise Price $30.00	Interactive Brokers	90,000	3,000
50	Owens-Illinois, Inc.
	Expiration November 2018, Exercise Price $18.00	Interactive Brokers	90,000	2,500
50	St. Joe Co.
	Expiration December 2018, Exercise Price $17.00	Interactive Brokers	85,000	4,000
25	Sturm Ruger & Co., Inc.
	Expiration October 2018, Exercise Price $50.00	Interactive Brokers	125,000	250
100	Textainer Group Holdings Ltd.
	Expiration November 2018, Exercise Price $12.50	Interactive Brokers	125,000	9,500
50	Triton International Ltd.
	Expiration October 2018, Exercise Price $30.00	Interactive Brokers	150,000	2,200
50	Triton International Ltd.
	Expiration January 2019, Exercise Price $30.00	Interactive Brokers	150,000	7,750
25	Tupperware Brands Corp.
	Expiration October 2018, Exercise Price $45.00	Interactive Brokers	112,500	28,375
100	Xinyuan Real Estate Co. Ltd.
	Expiration October 2018, Exercise Price $5.00	Interactive Brokers	50,000	5,750
	TOTAL PUT OPTIONS WRITTEN - (Premiums Received $145,951)			$160,412

See accompanying notes to financial statements.

Camelot Excalibur Small Cap Income Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2018

Shares		Fair Value
	SECURITIES SOLD SHORT - (3.7)% *
	EQUITY FUNDS - (2.0)%
5,000	iPATH S&P 500 VIX Short-Term Futures ETN	$133,350
300	SPDR S&P500 ETF Trust	87,216
		220,566
	CLOSED-END FUND - (1.7)%
15,000	Stone Harbor Emerging Markets Income Fund	195,450

	TOTAL SECURITIES SOLD SHORT (Proceeds $558,876)	$416,016

ADR - American Depositary Receipt

LP - Limited Partnership

ETF - Exchange-Traded Fund

ETN - Exchange-Traded Note

REIT - Real Estate Investment Trust

VIX - S&P 500 Volatility Index

^	144A Security - Security exempt from registration under Rule 144A of the Securities Act of 1933. The 144A securities represent 1.85% of total net assets. The securities may be resold in transactions exempt from registration typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

*	Non-Income producing security

***	One contract is equivalent to 100 shares of common stock.

**	Interest rate reflects seven-day effective yield on September 30, 2018.

(a)	Subject to call options written.

(b)	Subject to put options written.

(c)	All or a portion of the security is segregated as collateral for call options written.

(d)	All or a portion of the security is out on loan at September 30, 2018. Total loaned securities had a market value of $558,882 at September 30, 2018.

(e)	All or a portion of the security is segregated as collateral for securities on loan at September 30, 2018. Total collateral had a market value of $575,097 at September 30, 2018.

See accompanying notes to financial statements.

Camelot Funds
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2018

	Camelot Premium	Camelot Excalibur
	Return Fund	Small Cap Income Fund
ASSETS
Investment securities:
At cost	$61,149,097	$12,875,603
At value (including collateral for loaned securities)	$55,897,706	$11,293,695
Deposit with Brokers	861,066	945,166
Dividends and interest receivable	212,639	70,104
Receivable for Fund shares sold	4,554	1,877
Receivable for securities sold	39,869	7,753
Prepaid expenses and other assets	21,222	39,708
TOTAL ASSETS	57,037,056	12,358,303

LIABILITIES
Securities sold short (Proceeds $1,752,277, $558,876)	1,226,420	416,016
Options written, at value (Premiums received $1,540,362, $201,127)	1,395,412	191,637
Investment management fees payable	37,679	4,246
Payable upon return of securities loaned	1,174,092	575,097
Securities purchased payable	506,000	—
Payable for Fund shares repurchased	130,362	20,399
Payable to related parties	4,509	1,241
Dividends on securities sold short payable	—	397
Accrued expenses and other liabilities	32,942	25,087
TOTAL LIABILITIES	4,507,416	1,234,120
NET ASSETS	$52,529,640	$11,124,183

Composition of Net Assets:
Paid in capital	$55,813,067	$12,044,397
Accumulated undistributed net investment income	812,775	367,843
Accumulated undistributed net realized gain from investments, options written, and securities sold short	484,382	141,501
Net unrealized depreciation on investments, options written, and securities sold short	(4,580,584)	(1,429,558)
NET ASSETS	$52,529,640	$11,124,183

Net Asset Value Per Share:
Class A Shares:
Net Assets	$6,370,452	$447,030
Shares of beneficial interest outstanding (a)	626,377	50,194
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (b)	$10.17	$8.91
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%)	$10.79	$9.45

Class C Shares:
Net Assets	$993,391	$—
Shares of beneficial interest outstanding (a)	98,323	—
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$10.10	$—

Class I Shares:
Net Assets	$45,165,797	$10,677,153
Shares of beneficial interest outstanding (a)	4,440,901	1,206,661
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$10.17	$8.85

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

(b)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed less than 18 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

See accompanying notes to financial statements.

Camelot Funds
STATEMENTS OF OPERATIONS
For the Year Ended September 30, 2018

	Camelot Premium	Camelot Excalibur
	Return Fund	Small Cap Income Fund

INVESTMENT INCOME
Dividends (net of withholding taxes of $7,760 and $274, respectively)	$2,168,993	$618,439
Interest	441,381	130,245
Securities lending income - net	24,805	21,616
TOTAL INVESTMENT INCOME	2,635,179	770,300

EXPENSES
Investment management fees	537,805	115,200
Distribution (12b-1) fees:
Class A	36,613	6,512
Class C	11,465	1
Administration fees	104,015	30,888
Management service fees	54,862	15,720
Registration fees	40,625	48,340
Shareholder service fees	34,323	10,549
Interest expense	24,017	1,368
Dividends on securities sold short	14,831	4,205
Compliance officer fees	13,866	12,805
Audit fees	13,250	13,250
Printing and postage expenses	12,727	4,554
Legal Fees	12,047	8,762
Trustees fees and expenses	10,255	10,261
Custodian fees	7,347	4,979
Insurance expense	1,620	321
Other expenses	2,353	1,694
TOTAL EXPENSES	932,021	289,409
Less: Fees waived by the Manager	(37,705)	(104,532)
NET EXPENSES	894,316	184,877

NET INVESTMENT INCOME	1,740,863	585,423

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(421,344)	(266,014)
Options written	2,237,646	369,761
Securities sold short	(107,801)	2,742
Net realized gain	1,708,501	106,489
Net change in unrealized appreciation (depreciation) on:
Investments	1,350,542	530,986
Options written	98,078	(7,713)
Securities sold short	131,086	71,491
Net change in unrealized appreciation	1,579,706	594,764

NET REALIZED AND UNREALIZED GAIN	3,288,207	701,253

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,029,070	$1,286,676

See accompanying notes to financial statements.

Camelot Premium Return Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30, 2018	September 30, 2017
FROM OPERATIONS
Net investment income	$1,740,863	$1,713,319
Net realized gain from investments, options written, and securities sold short	1,706,866	1,569,086
Distributions of realized gains by underlying investment companies	1,635	37,974
Net change in unrealized appreciation of investments, options written, and securities sold short	1,579,706	1,187,153
Net increase in net assets resulting from operations	5,029,070	4,507,532

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(373,316)	(1,289,133)
Class C	(32,339)	(24,684)
Class I ^	(1,609,181)	(8,399)
From return of capital:
Class A	—	(529,323)
Class C	—	(14,004)
Class I ^	—	(22,825)
From net realized gains:
Class A	(242,992)	(1,557,554)
Class C	(24,522)	(45,861)
Class I ^	(889,184)	(18,785)
Net decrease in net assets from distributions to shareholders	(3,171,534)	(3,510,568)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	4,298,040	26,115,268
Class C	16,433	441,426
Class I ^	53,388,710	1,864,692
Net asset value of shares issued in reinvestment of distributions:
Class A	382,362	1,308,959
Class C	42,999	68,171
Class I ^	679,183	23,984
Payments for shares redeemed:
Class A	(56,530,792)	(23,493,873)
Class C	(562,975)	(787,187)
Class I ^	(12,291,965)	(28,588)
Net increase (decrease) in net assets from shares of beneficial interest	(10,578,005)	5,512,852

TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,720,469)	6,509,816

NET ASSETS
Beginning of Year	61,250,109	54,740,293
End of Year *	$52,529,640	$61,250,109
* Includes undistributed net investment income of:	$812,775	$1,073,847

See accompanying notes to financial statements.

Camelot Premium Return Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	September 30, 2018	September 30, 2017
SHARE ACTIVITY
Class A:
Shares Sold	425,244	2,640,277
Shares Reinvested	38,881	133,024
Shares Redeemed	(5,766,810)	(2,385,160)
Net increase (decrease) in shares of beneficial interest outstanding	(5,302,685)	388,141

Class C:
Shares Sold	1,698	45,089
Shares Reinvested	4,415	6,964
Shares Redeemed	(57,143)	(80,074)
Net decrease in shares of beneficial interest outstanding	(51,030)	(28,021)

Class I: ^
Shares Sold	5,419,390	188,005
Shares Reinvested	69,201	2,452
Shares Redeemed	(1,235,239)	(2,908)
Net increase in shares of beneficial interest outstanding	4,253,352	187,549

^	The Camelot Premium Return Fund’s Class I shares commenced operations on December 30, 2016.

See accompanying notes to financial statements.

Camelot Excalibur Small Cap Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30, 2018	September 30, 2017
FROM OPERATIONS
Net investment income	$585,423	$412,704
Net realized gain from investments, options written, and securities sold short	106,489	358,374
Distributions of realized gains by underlying investment companies	—	15,408
Net change in unrealized appreciation of investments, options written, and securities sold short	594,764	114,778
Net increase in net assets resulting from operations	1,286,676	901,264

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(104,673)	(392,107)
Class C #	—	(27)
Class I ^	(442,410)	(9,285)
From net realized gains:
Class A	(29,826)	(109,467)
Class C #	—	(10)
Class I ^	(27,136)	(3,892)
Net decrease in net assets from distributions to shareholders	(604,045)	(514,788)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	460,597	3,144,303
Class C #	—	1,100
Class I ^	12,329,240	644,529
Net asset value of shares issued in reinvestment of distributions:
Class A	45,868	179,947
Class C #	—	37
Class I ^	238,616	19
Payments for shares redeemed:
Class A	(11,167,138)	(1,847,547)
Class C #	(1,151)	(20)
Class I ^	(3,051,211)	(15,713)
Net increase (decrease) in net assets from shares of beneficial interest	(1,145,179)	2,106,655

TOTAL INCREASE (DECREASE) IN NET ASSETS	(462,548)	2,493,131

NET ASSETS
Beginning of Year	11,586,731	9,093,600
End of Year *	$11,124,183	$11,586,731
* Includes undistributed net investment income of:	$367,843	$385,350

See accompanying notes to financial statements.

Camelot Excalibur Small Cap Income Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	September 30, 2018	September 30, 2017

SHARE ACTIVITY
Class A:
Shares Sold	53,635	373,203
Shares Reinvested	5,383	21,232
Shares Redeemed	(1,316,825)	(218,279)
Net increase (decrease) in shares of beneficial interest outstanding	(1,257,807)	176,156

Class C: #
Shares Sold	—	131
Shares Reinvested	—	4
Shares Redeemed	(134)	(2)
Net increase (decrease) in shares of beneficial interest outstanding	(134)	133

Class I: ^
Shares Sold	1,455,151	76,033
Shares Reinvested	28,445	2
Shares Redeemed	(351,084)	(1,886)
Net increase in shares of beneficial interest outstanding	1,132,512	74,149

#	Class C shares closed effective November 14, 2017.

^	The Camelot Excalibur Small Cap Income Fund’s Class I shares commenced operations on December 30, 2016.

See accompanying notes to financial statements.

Camelot Premium Return Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Years Presented

	Class A

	Year	Year		Year		Year		Year
	Ended	Ended		Ended		Ended		Ended
	September 30, 2018	September 30, 2017		September 30, 2016		September 30, 2015		September 30, 2014
Net asset value, beginning of year	$9.78	$9.57		$9.25		$11.21		$10.61
Activity from investment operations:
Net investment income (1)	0.27	0.27		0.27		0.21		0.20
Net realized and unrealized gain (loss) on investments	0.69	0.50		0.98		(1.41)		1.26
Total from investment operations	0.96	0.77		1.25		(1.20)		1.46
Less distributions from:
Net investment income	(0.35)	(0.21)		(0.21)		(0.19)		(0.21)
Return of capital	—	(0.09)		(0.26)		—		—
Net realized gains	(0.22)	(0.26)		(0.46)		(0.57)		(0.65)
Total distributions	(0.57)	(0.56)		(0.93)		(0.76)		(0.86)
Net asset value, end of year	$10.17	$9.78		$9.57		$9.25		$11.21
Total return (2)	10.16%	8.14%		14.71	% (7)	(11.22	)% (7)	14.22%
Net assets, at end of year (000s)	$6,370	$57,965		$53,052		$59,401		$53,303
Ratio of gross expenses to average net assets (3)(4)(5)	1.86%	1.76%		1.86%		1.66%		1.75%
Ratio of net expenses to average net assets (4)(5)	1.78%	1.77	% (8)	1.78%		1.73	% (8)	1.75%
Ratio of net investment income to average net assets (4)(5)(6)	2.74%	2.77%		2.94%		2.00%		2.12%
Portfolio Turnover Rate	44%	32%		44%		38%		21%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the Manager not waived a portion of the Fund’s expenses in certain periods, total return would have been lower. Does not reflect the impact of sales charges.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(4)	The ratios include 0.07%, 0.02% and 0.03% for the years ended September30, 2018, September 30, 2017 and September 30, 2016 attributed to dividends from securities sold short and interest expense.

(5)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(8)	The ratio includes expense recapture by the Manager.

See accompanying notes to financial statements.

Camelot Premium Return Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Years Presented

	Class C

	Year	Year		Year		Year		Year
	Ended	Ended		Ended		Ended		Ended
	September 30, 2018	September 30, 2017		September 30, 2016		September 30, 2015		September 30, 2014
Net asset value, beginning of year	$9.72	$9.52		$9.20		$11.15		$10.58
Activity from investment operations:
Net investment income (1)	0.23	0.20		0.20		0.14		0.12
Net realized and unrealized gain (loss) on investments	0.66	0.49		0.99		(1.41)		1.25
Total from investment operations	0.89	0.69		1.19		(1.27)		1.37
Less distributions from:
Net investment income	(0.29)	(0.14)		(0.16)		(0.11)		(0.15)
Return of capital	—	(0.09)		(0.25)		—		—
Net realized gains	(0.22)	(0.26)		(0.46)		(0.57)		(0.65)
Total distributions	(0.51)	(0.49)		(0.87)		(0.68)		(0.80)
Net asset value, end of year	$10.10	$9.72		$9.52		$9.20		$11.15
Total return (2)	9.40%	7.25%		13.93	% (7)	(11.89	)% (7)	13.36%
Net assets, at end of year (000s)	$993	$1,451		$1,688		$1,959		$1,023
Ratio of gross expenses to average net assets (3)(4)(5)	2.61%	2.51%		2.62%		2.41%		2.50%
Ratio of net expenses to average net assets (4)(5)	2.53%	2.52	% (8)	2.53%		2.48	% (8)	2.50%
Ratio of net investment income to average net assets (4)(5)(6)	2.32%	2.02%		2.19%		1.32%		1.37%
Portfolio Turnover Rate	44%	32%		44%		38%		21%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the Manager not waived a portion of the Fund’s expenses in certain periods, total return would have been lower. Does not reflect the impact of sales charges.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(4)	The ratios include 0.07%, 0.02% and 0.03% for the years ended September 30, 2018, September 30, 2017 and September 30, 2016 attributed to dividends from securities sold short and interest expense.

(5)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(8)	The ratio includes expense recapture by the Manager.

See accompanying notes to financial statements.

Camelot Premium Return Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Periods Presented

	Class I

	Year	For the Period
	Ended	Ended
	September 30, 2018	September 30, 2017 (1)
Net asset value, beginning of period	$9.78	$9.80
Activity from investment operations:
Net investment income (2)	0.35	0.23
Net realized and unrealized gain (loss) on investments	0.65	0.19
Total from investment operations	1.00	0.42
Less distributions from:
Net investment income	(0.39)	(0.13)
Return of capital	—	(0.13)
Net realized gains	(0.22)	(0.18)
Total distributions	(0.61)	(0.44)
Net asset value, end of period	$10.17	$9.78
Total return (3)	10.56%	4.31	% (8)
Net assets, at end of year (000s)	$45,166	$1,834
Ratio of gross expenses to average net assets (4)(5)(6)	1.61%	1.51	% (9)
Ratio of net expenses to average net assets (5)(6)	1.53%	1.52	% (9)(10)
Ratio of net investment income to average net assets (5)(7)	3.46%	3.02	% (9)
Portfolio Turnover Rate	44%	32	% (8)

(1)	The Camelot Premium Return Fund’s Class I shares commenced operations on December 30, 2016.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Does not reflect the impact of sales charges.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(5)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	The ratios include 0.07% and 0.02% for the years ended September 30, 2018 and September 30, 2017 attributed to dividends from securities sold short and interest expense.

(7)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not annualized.

(9)	Annualized.

(10)	The ratio includes expense recapture by the Manager.

See accompanying notes to financial statements.

Camelot Excalibur Small Cap Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Periods Presented

	Class A

	Year	Year	Year		Year		For the
	Ended	Ended	Ended		Ended		Period Ended
	September 30, 2018	September 30, 2017	September 30, 2016		September 30, 2015		September 30, 2014 (1)
Net asset value, beginning of period	$8.38	$8.03	$7.86		$9.34		$10.00
Activity from investment operations:
Net investment income (2)	0.37	0.33	0.30		0.29		0.14
Net realized and unrealized gain (loss) on investments	0.59	0.42	0.60		(1.43)		(0.60)
Total from investment operations	0.96	0.75	0.90		(1.14)		(0.46)
Less distributions from:
Net investment income	(0.39)	(0.31)	(0.26)		(0.22)		(0.08)
Return of capital	—	—	(0.08)		—		—
Net realized gains	(0.04)	(0.09)	(0.39)		(0.12)		(0.12)
Total distributions	(0.43)	(0.40)	(0.73)		(0.34)		(0.20)
Net asset value, end of period	$8.91	$8.38	$8.03		$7.86		$9.34
Total return (3)	11.80%	9.37%	12.26	% (8)	(12.50	)% (8)	(4.68	)% (9)
Net assets, at end of period (000s)	$447	$10,967	$9,094		$8,524		$8,918
Ratio of gross expenses to average net assets (4)(5)(6)	2.70%	2.70%	2.50%		2.23%		5.84	% (10)
Ratio of net expenses to average net assets (5)(6)	1.80%	1.77%	1.78%		1.75%		1.75	% (10)
Ratio of net investment income to average net assets (5)(7)	4.52%	3.86%	3.92%		3.22%		2.26	% (10)
Portfolio Turnover Rate	36%	25%	23%		44%		5	% (9)

(1)	The Camelot Excalibur Small Cap Income Fund commenced operations on December 31, 2013.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the Manager not waived a portion of the Fund’s expenses in certain periods, total return would have been lower. Does not reflect the impact of sales charges.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(5)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	The ratios include 0.05%, 0.02% and 0.03% for the periods ended September 30, 2018, September 30, 2017 and September 30, 2016 attributed to dividends from securities sold short and interest expense.

(7)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(9)	Not annualized.

(10)	Annualized.

See accompanying notes to financial statements.

Camelot Excalibur Small Cap Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding for each of the Periods Presented

	Class I

	Year	For the Period
	Ended	Ended
	September 30, 2018	September 30, 2017 (1)
Net asset value, beginning of period	$8.35	$8.43
Activity from investment operations:
Net investment income (2)	0.45	0.25
Net realized and unrealized loss on investments	0.51	(0.01)
Total from investment operations	0.96	0.24
Less distributions from:
Net investment income	(0.42)	(0.25)
Return of capital	—	—
Net realized gains	(0.04)	(0.07)
Total distributions	(0.46)	(0.32)
Net asset value, end of period	$8.85	$8.35
Total return (3)	11.85%	2.80	% (8)
Net assets, at end of period (000s)	$10,677	$619
Ratio of gross expenses to average net assets (4)(5)(6)	2.45%	2.45	% (9)
Ratio of net expenses to average net assets (5)(6)	1.55%	1.52	% (9)
Ratio of net investment income to average net assets (5)(7)	5.24%	4.11	% (9)
Portfolio Turnover Rate	36%	25	% (8)

(1)	The Camelot Excalibur Small Cap Income Fund’s Class I shares commenced operations on December 30, 2016.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the Manager not waived a portion of the Fund’s expenses in certain periods, total return would have been lower. Does not reflect the impact of sales charges.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(5)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	The ratios include 0.05% and 0.02% for the periods ended September 30, 2018 and September 30, 2017 attributed to dividends from securities sold short and interest expense.

(7)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not annualized.

(9)	Annualized.

See accompanying notes to financial statements.

Camelot Funds
NOTES TO FINANCIAL STATEMENTS
September 30, 2018

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The trust currently consists of thirty-nine series. These financial statements include the following series: Camelot Premium Return Fund and Camelot Excalibur Small Cap Income Fund (each a “Fund” or collectively the “Funds”). The Premium Return Fund is registered as diversified and the Small Cap Income Fund is registered as non-diversified. The Funds’ investment manager is Camelot Funds, LLC (the “Manager”), which began serving as the Funds’ manager in February 1, 2015. Prior to February 1, 2015, Camelot Portfolios, LLC served as the Funds’ manager. Camelot Premium Return Fund’s Class A and Class C commenced operations on December 27, 2010 and the Fund’s Class I shares commenced operations on December 30, 2016. The Camelot Excalibur Small Cap Income Fund’s Class A shares commenced operations on December 31, 2013 and the Fund’s Class I shares commenced operations on December 30, 2016. The Camelot Premium Return Fund’s and Camelot Excalibur Small Cap Income Fund’s objective is to provide consistent and growing current income stream with a secondary objective of providing long-term growth of capital.

The Camelot Premium Return Fund offers three classes of shares, Class A, Class C and Class I. The Camelot Excalibur Small Cap Income Fund offers Class A and Class I shares. Each share class represents an interest in the same assets of the Funds, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of the Funds into additional classes of shares at a future date.

The following is a summary of significant accounting policies consistently followed by the Funds and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update (“ASU”) 2013-08.

a)     Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change. Short term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided such valuations represent fair value. Options are valued at their closing price on the exchange they are traded on. When no closing price is available, options are valued at their mean price.

Camelot Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at “fair value” as determined in good faith by the Board of Trustees of the Trust (the “Board”), pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Camelot Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2018 for the Funds’ assets and liabilities measured at fair value:

Camelot Premium Return Fund

Assets
Security Classifications (a)	Level 1	Level 2	Level 3	Total
Bonds	$—	$3,567,573	$—	$3,567,573
Closed-End Funds (b)	5,132,211	—	—	5,132,211
Common Stocks (b)	24,925,279	—	—	24,925,279
Limited Partnerships (b)	4,311,042	—	—	4,311,042
Municipal Bonds	—	2,362,592	—	2,362,592
Preferred Stocks (b)	4,882,137	—	—	4,882,137
Real Estate Investment Trusts (b)	6,946,460	—	—	6,946,460
Call Options Purchased (b)	4,350	26,000	—	30,350
Investment Purchased as Securities
Lending Collateral (b)	1,174,092	—	—	1,174,092
Money Market Fund (b)	2,565,970	—	—	2,565,970
Total	$49,941,541	$5,956,165	$—	$55,897,706

Liabilities
Security Classifications (a)	Level 1	Level 2	Level 3	Total
Call Options Written	$(73,620)	$(81,000)	$—	$(154,620)
Put Options Written	(686,920)	(553,872)	—	(1,240,792)
Securities Sold Short	(1,226,420)	—	—	(1,226,420)
Total	$(1,986,960)	$(634,872)	$—	$(2,621,832)

(a)	As of and during the year ended September 30, 2018, the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable. There were no transfers between Level 1 and Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1, Level 2, and Level 3 at the end of the reporting period.

(b)	All closed-end funds, common stock, exchange-traded funds, limited partnerships, mutual funds, preferred stocks, REITs, call options, and short-term investments held by the Fund are Level 1 securities. For a detailed break-out by major industry classification, please refer to the Schedule of Investments. During the year ended September 30, 2018, no securities were fair valued.

Camelot Excalibur Small Cap Income Fund

Assets
Security Classifications (a)	Level 1	Level 2	Level 3	Total
Bonds	$—	$835,830	$—	$835,830
Common Stocks (b)	3,767,543	—	—	3,767,543
Exchange Traded Fund (b)	87,216	—	—	87,216
Limited Partnerships (b)	715,260	—	—	715,260
Municipal Bond	—	159,800	—	159,800
Mutual Fund	216,750	—	—	216,750
Preferred Stocks (b)	2,236,941	—	—	2,236,941
Real Estate Investment Trusts (b)	2,307,237	—	—	2,307,237
Put Option Purchased (b)	16,750	—	—	16,750
Investment Purchased As Securities
Lending Collateral (b)	575,097	—	—	575,097
Money Market Fund (b)	375,271	—	—	375,271
Total	$10,298,065	$995,630	$—	$11,293,695

Camelot Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

Liabilities
Security Classifications (a)	Level 1	Level 2	Level 3	Total
Call Options Written	$(17,050)	$(14,175)	$—	$(31,225)
Put Options Written	(45,912)	(114,500)	—	(160,412)
Securities Sold Short	(416,016)	—	—	(416,016)
Total	$(478,978)	$(128,675)	$—	$(607,653)

(a)	As of and during the year ended September 30, 2018 the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable. There were no transfers between Level 1 and Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1, Level 2, and Level 3 at the end of the reporting period.

(b)	All common stock, limited partnerships, preferred stocks, REITs, and Short Term Investments held by the Fund are Level 1 securities. For a detailed break-out by major industry classification, please refer to the Schedule of Investments. During the year ended September 30, 2018, no securities were fair valued.

b)     Accounting for Options – When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have realized gains or losses. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds.

The Manager may use options strategies, such as puts and covered calls on individual securities, as well as options on securities indices, to generate income, to reduce portfolio volatility, or to reduce downside risk when the Manager believes adverse market, political or other conditions are likely. The Manager may also utilize a combination of puts and/or calls regarding the same security (sometimes referred to as “straddles,” “collars” or “spreads”) or utilize puts and calls on related securities. The Funds may purchase a call option on a stock (including securities of exchange-traded funds) it may purchase at some point in the future. When the Funds purchase an option, the premium paid is recorded as an asset. Each day the option contract is valued in accordance with the procedures for security valuation discussed above. When an offsetting option is written (a closing transaction) or the option contract expires, the Funds realize a gain or loss and the asset representing such option contract is eliminated. When a put option is exercised, the Funds realize a gain or loss from the sale of the underlying security and the proceeds of the sale are decreased by the premiums originally paid. When a call option is exercised, the Funds purchase the underlying security and the cost basis of such purchase is increased by the premium originally paid.

The locations on the Statements of Assets and Liabilities of derivative instruments by type of exposure, all of which are not accounted for as hedging instruments under GAAP, are as follows:

Camelot Premium Return Fund

Derivatives Not
Accounted for as Hedging	Primary Risk	Location of Derivatives on	Fair Value of Asset/
Instruments under GAAP	Exposure	Statement of Assets and Liabilities	Liability Derivatives
Call options purchased	Equity Risk	Investment securities, at value	$30,350
Call options written	Equity Risk	Options written, at value	(154,620)
Put options written	Equity Risk	Options written, at value	(1,240,792)
Total			$(1,349,312)

Camelot Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2018, was as follows:

			Realized and Unrealized
Derivatives Not			Gain (Loss) on
Accounted for as			Asset/Liability
Hedging Instruments		Location of Gain (Loss) on	Derivatives Recognized in
under GAAP	Primary Risk Exposure	Derivatives Recognized in Income	Income
Purchased options	Equity Risk	Net realized loss from investments	$(70,339)
Purchased options	Equity Risk	Net change in unrealized appreciation on investments	49,902
Options written	Equity Risk	Net realized gain from options written	2,237,646
Options written	Equity Risk	Net change in unrealized appreciation on options written	98,078
Total			$2,315,287

The locations on the Statements of Assets and Liabilities of derivative instruments by type of exposure, all of which are not accounted for as hedging instruments under GAAP, are as follows:

Camelot Excalibur Small Cap Income Fund

Derivatives Not
Accounted for as			Fair Value of
Hedging Instruments	Primary Risk	Location of Derivatives on	Asset/Liability
under GAAP	Exposure	Statement of Assets and Liabilities	Derivatives
Put option written	Equity Risk	Investment securities, at value	$16,750
Call options written	Equity Risk	Options written, at value	(31,225)
Put options written	Equity Risk	Options written, at value	(160,412)
Total			$(174,887)

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2018, was as follows:

			Realized and Unrealized
Derivatives Not			Gain (Loss) on
Accounted for as			Asset/Liability
Hedging Instruments		Location of Gain (Loss) on	Derivatives Recognized in
under GAAP	Primary Risk Exposure	Derivatives Recognized in Income	Income
Purchased option	Equity Risk	Net change in unrealized appreciation on investments	$11,627
Options written	Equity Risk	Net realized gain from options written	369,761
Options written	Equity Risk	Net change in unrealized depreciation on options written	(7,713)
Total			$373,675

The contracts of the derivative instruments outstanding as of September 30, 2018 as disclosed in the Schedules of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

Camelot Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

Offsetting of Financial Assets and Derivative Liabilities

The following table presents the Funds’ asset and liability derivatives available for offset under a master netting arrangement net of collateral pledged as of September 30, 2018.

Camelot Premium Return Fund

					Gross Amounts Not Offset in the
Assets:					Statement of Assets & Liabilities

			Gross Amounts	Net Amounts of
	Gross Amounts of		Offset in the	Liabilities Presented in
	Recognized		Statement of Assets	the Statement of Assets	Financial		Cash Collateral
Description	Assets/Liabilities		& Liabilities	& Liabilities	Instruments		Received	Net Amount
Options Purchased	$30,350	(1)	$—	$—	$30,350		$—	$—
Options Written	(1,395,412	) (1)	—	(1,395,412)	1,395,412	(2)	—	—
Securities Lending	1,133,107		—	1,133,107	—		1,133,107	—
Total	$(231,955)		$—	$(262,305)	$1,425,762		$1,133,107	$—

(1)	Purchase and written options at value as presented in the Schedules of Investments.

(2)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

Camelot Excalibur Small Cap Income Fund

					Gross Amounts Not Offset in the
Assets:					Statement of Assets & Liabilities

			Gross Amounts	Net Amounts of
	Gross Amounts of		Offset in the	Liabilities Presented in
	Recognized		Statement of Assets	the Statement of Assets	Financial		Cash Collateral
Description	Assets/Liabilities		& Liabilities	& Liabilities	Instruments		Received	Net Amount
Options Purchased	$16,750	(1)	$—	$—	$16,750		$—	$—
Options Written	(191,637	) (1)	—	(191,637)	191,637	(2)	—	—
Securities Lending	558,882		—	558,882	—		558,882	—
Total	$383,995		$—	$367,245	$208,387		$558,882	$—

(1)	Purchase and written options at value as presented in the Schedules of Investments.

(2)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

The following table sets forth the remaining contractual maturity of the collateral held as of September 30, 2018:

Securities Lending Transactions
Overnight and Continuous
Camelot Premium Return Fund
Fidelity Institutional Money Market Fund - Prime Money Market - Institutional Class	$1,174,092

Camelot Excalibur Small Cap Income Fund
Fidelity Institutional Money Market Fund - Prime Money Market - Institutional Class	$575,097

Camelot Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

c)     Short Sales – The Funds may sell securities short. A short sale is a transaction in which the Funds sell securities they do not own in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Funds must arrange through a broker to borrow the securities and, in so doing, the Funds become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Funds will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decrease or increase between the date of the short sale and the date on which the Funds purchased the securities to replace the borrowed securities that have been sold.

d)     Federal Income Tax – The Funds have qualified and intend to continue to qualify as regulated investment companies and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income or excise tax provisions are required.

As of and during the year ended September 30, 2018, the Funds did not have a liability for any unrecognized tax expense. The Funds recognize interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statements of Operations. As of September 30, 2018, the Funds did not incur any interest or penalties. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended September 30, 2015 to September 30, 2017, or expected to be taken in the Fund’s September 30, 2018 year end tax returns. The tax filings are open for examination by applicable taxing authorizes, U.S. federal, Nebraska, and foreign jurisdictions. No examination of the Funds’ tax returns is presently in progress.

e)     Distribution to Shareholders – Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP are recorded on the ex-dividend date. The Funds distribute short-term capital gains and income quarterly and long-term capital gains annually.

f)     Multiple Class Allocations – Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan. Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

g)     Other – Investment and shareholder transactions are recorded on the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the identified cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis. Discounts and premiums on fixed income securities are amortized over their respective lives using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

h)     Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

i)      Commitments and Contingencies – In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

Camelot Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

j)     Sales Charges (loads) – A maximum sales charge of 5.75% is imposed on Class A shares of the Funds. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within 18 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). The respective shareholders pay such CDSC charges, which are not an expense of the Funds. For the year ended September 30, 2018 there were no CDSC fees paid.

k)     Security Loans – The Funds have entered into securities lending agreements with Huntington National Bank. The Funds receive compensation in the form of fees, or retain a portion of interest on the investment of any cash received as collateral. The cash collateral is invested in short-term investments as noted in the Funds’ Schedules of Investments. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them. The Funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to 102% of the market value of loaned securities. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand. If the market value of the collateral falls below 102% of market value plus accrued interest of the loaned securities, the lender’s agent shall request additional collateral from the borrowers to bring the collateralization back to 102%.

(2)	INVESTMENT TRANSACTIONS

For the year ended September 30, 2018, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Funds were as follows:

	Purchases	Sales
Camelot Premium Return Fund	$27,766,621	$21,638,792
Camelot Excalibur Small Cap Income Fund	4,582,164	3,522,619

(3)	INVESTMENT MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Camelot Funds, LLC is the Manager to the Funds pursuant to the terms of the Management Agreement (the “Management Agreement”) with the Trust on behalf of the Funds. Under the terms of the Management Agreement, the Manager manages the investment operations of the Funds in accordance with the Funds’ investment policies and restrictions. The Manager provides the Funds with investment advice and supervision and furnishes investment programs for the Funds. For its services under the Management Agreement, the Manager is paid a monthly management fee at the annual rate of 1.00% of the average daily net assets of each Fund. The Manager pays for all employees, office space and facilities required by it to provide services under the Management Agreement, with the exception of specific items of expense (as detailed in the Management Agreement). For the year ended September 30, 2018, Management fees of $537,805 and $115,200 were incurred by the Camelot Premium Return Fund and Camelot Excalibur Small Cap Income Fund, respectively, before the waiver and reimbursement described below.

The Manager and the Trust have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) at 1.75%, 2.50%, and 1.50% for Class A, Class C and Class I Funds’ shares through January 31, 2019, respectively. Each waiver or reimbursement by the Manager is subject to recoupment within the three years following the fiscal year in which that particular expense is incurred, the recoupment may be achieved without exceeding the expense limitation in effect at the time of the waiver or reimbursement or at the time of recoupment.

Camelot Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

For the year ended September 30, 2018, the Manager has waived and reimbursed $37,705 and $104,532 for the Camelot Premium Return Fund and Camelot Excalibur Small Cap Income Fund, respectively. As of September 30, 2018, the Manager has waived/reimbursed expenses of the Camelot Premium Return Fund and Camelot Excalibur Small Cap Income Fund that may be recovered no later than September 30 for the years indicated below:

	2019	2020	2021
Camelot Premium Return Fund	$43,781	$—	$37,705
Camelot Excalibur Small Cap Income Fund	62,351	96,423	104,532

The Trust has entered into a Management Services Agreement (the “Services Agreement”) with MFund Services, LLC (“MFund”). Pursuant to the Services Agreement, MFund provides sponsorship, management and administration services. For MFund’s services to the Funds, the Funds pay MFund a base fee of $5,000 annually, an annualized asset based fee of 0.10% of average daily net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the year ended, the Funds incurred $54,862 and $15,720 for such fees for the Camelot Premium Return Fund and Camelot Excalibur Small Cap Income Fund, respectively.

A Trustee and Officer of the Trust is also the controlling member of MFund, Alphacentric Advisors LLC (“Alphacentric”), and Catalyst Capital Advisors LLC (“Catalyst”) (Alphacentric and Catalyst each serve as investment advisor to other series of the Trust), and is not paid any fees directly by the Trust for serving in such capacities.

Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Funds pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Certain Officers of the Trust are also employees of GFS, and are not paid any fees directly by the Trust for serving in such capacity.

Pursuant to the Services Agreement, MFund provides chief compliance officer services to the Funds. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee based upon net assets. In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Services Agreement. For the year ended September 30, 2018, the Camelot Premium Return Fund and Camelot Excalibur Small Cap Income Fund incurred $13,866 and $12,805 for such fees, respectively.

The independent trustees are paid $120,000 per year. The lead independent trustee of the Trust receives an additional fee of $25,000 per year. The Chairman of the Trust’s Audit Committee receives an additional fee of $25,000 per year.

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for each class of shares, that allows the Funds to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. Class A shares are currently paying 0.25% per annum of 12b-1 fees. Class C shares are currently paying 1.00% per annum of 12b-1 fees. The Trust has not adopted a plan for Class I shares. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Funds and its shareholders and to reimburse Northern Lights Distributors, LLC. (the “Distributor”) and the Manager for distribution related expenses.

For the year ended September 30, 2018, the Distributor received $1,557 and $114 in underwriter concessions from the sale of shares of the Camelot Premium Return Fund and Camelot Excalibur Small Cap Income Fund, respectively.

Camelot Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

(4)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The below table represents aggregate cost for federal tax purposes, for the Camelot Funds as of September 30, 2018 and differs from market value by net unrealized appreciation/depreciation which consisted of:

				Total Unrealized
		Gross Unrealized	Gross Unrealized	Appreciation/
Fund	Aggregate Cost	Appreciation	Depreciation	Depreciation
Camelot Premium Return Fund	$57,260,954	$5,302,075	$(9,287,155)	$(3,985,080)
Camelot Excalibur Small Cap Income Fund	11,774,995	1,362,369	(2,451,322)	(1,088,953)

The tax character of distributions paid during the fiscal years ended September 30, 2018 and September 30, 2017 was as follows:

For the year ended September 30, 2018

		Long-Term
Fund	Ordinary Income	Capital Gains	Return of Capital	Total
Camelot Premium Return Fund	$3,171,534	$—	$—	$3,171,534
Camelot Excalibur Small Cap Income Fund	604,045	—	—	604,045

For the year ended September 30, 2017

		Long-Term
Fund	Ordinary Income	Capital Gains	Return of Capital	Total
Camelot Premium Return Fund	$2,944,416	$—	$566,152	$3,510,568
Camelot Excalibur Small Cap Income Fund	514,788	—	—	514,788

As of September 30, 2018, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Fund	Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Camelot Premium Return Fund	$713,872	$—	$—	$—	$(12,219)	$(3,985,080)	$(3,283,427)
Camelot Excalibur Small Cap Income Fund	169,446	—	—	—	(707)	(1,088,953)	(920,214)

The difference between book basis and tax basis unrealized depreciation, accumulated net investment income and accumulated net realized gain (loss) from investments is primarily attributable to the tax deferral of losses on wash sales and straddles, the mark-to-market treatment of option contracts and tax adjustments for publicly traded partnerships and underlying qualified electing funds held by publicly traded partnerships, perpetual bonds, trust preferred securities and return of capital distributions from corporations. In addition, the amounts listed under other book/tax differences are primarily attributable to the tax deferral of losses on straddles.

Permanent book and tax differences, primarily attributable to the reclass of fund distributions, and tax adjustments related to publicly traded partnerships, grantor trusts and return of capital distributions from corporations, resulted in reclassifications for the Funds for the year ended September 30, 2018 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Long-Term
Fund	Capital	Income (Loss)	Gains (Loss)
Camelot Premium Return Fund	$(151,242)	$12,901	$138,341
Camelot Excalibur Small Cap Income Fund	(18,363)	(55,847)	74,210

Camelot Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

(5)	UNDERLYING FUND RISK

Each underlying fund, including each exchange-traded fund (“ETF”), is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Funds will indirectly bear fees and expenses charged by the underlying investment companies in which the Funds invest in addition to the Funds’ direct fees and expenses.

(6)	OPTIONS RISK

There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of an underlying security below the purchase price of an underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretical unlimited increase in the market price of an underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

(7)	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2018 FOLIO Investments, Inc. Special Custody Account for the Exclusive Benefit of Customers held 32.94% of the Camelot Premium Return Fund and 39.69% of the Camelot Excalibur Small Cap Income Fund and may be deemed to control the Fund.

(8)	RECENT ACCOUNTING PRONOUNCEMENTS AND REPORTING UPDATES

In August 2018, the FASB issued No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. At this time, management is evaluating the implications of the ASU and any impact on the financial statement disclosures.

In September 2018, the Securities and Exchange Commission (“SEC”) released Final Rule 33-10532 captioned “Disclosure Update and Simplification” which is intended to amend certain disclosure requirements that have become redundant, duplicative, overlapping, outdated or superseded, in light of other SEC disclosure requirements, GAAP, or changes in the information environment. These changes will be effective November 5, 2018. Management is currently evaluating the impact that this release will have on the Funds’ financial statements and related disclosures.

Camelot Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

(9)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Camelot Premium Return Fund and Camelot Excalibur Small Cap Income Fund and Board of Trustees of Mutual Fund Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Camelot Premium Return Fund and Camelot Excalibur Small Cap Income Fund (the “Funds”), each a series of Mutual Fund Series Trust, as of September 30, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2018, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ statements of changes in net assets and financial highlights for the years or periods ended September 30, 2017 and prior, were audited by other auditors whose report dated November 28, 2017, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2018.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 29, 2018

C O H E N  &  C O M P A N Y ,  L T D .

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Camelot Funds
EXPENSE EXAMPLES (Unaudited)
September 30, 2018

As a shareholder of the Camelot Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Camelot Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2018 through September 30, 2018.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Camelot Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period	During Period**
Actual	4/1/18	9/30/18	4/1/18 – 9/30/18	4/1/18 – 9/30/18
Camelot Premium Return Fund
Class A*	$1,000.00	$1,016.29	$8.85	1.75%
Class C*	1,000.00	1,114.50	13.25	2.50
Class I*	1,000.00	1,120.40	7.97	1.50

Camelot Excalibur Small Cap Income Fund
Class A*	1,000.00	1,120.60	9.30	1.75
Class I*	1,000.00	1,121.50	7.98	1.50

Camelot Funds
EXPENSE EXAMPLES (Unaudited) (Continued)
September 30, 2018

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period	During Period**
(5% return before expenses)	4/1/18	9/30/18	4/1/18 – 9/30/18	4/1/18 – 9/30/18
Camelot Premium Return Fund
Class A*	$1,000.00	$1,016.29	$8.85	1.75%
Class C*	1,000.00	1,012.53	12.61	2.50
Class I*	1,000.00	1,017.55	7.59	1.50
Camelot Excalibur Small Cap Income Fund
Class A*	1,000.00	1,016.29	8.85	1.75
Class I*	1,000.00	1,017.55	7.59	1.50

*	Expenses are equal to the average account value over the period, multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

**	Annualized.

Camelot Funds
ADDITIONAL INFORMATION (Unaudited)
September 30, 2018

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of the Funds and the calculation of the net asset value of shares of the Funds.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-226-3862; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-226-3862; and on the Commission’s website at http://www.sec.gov.

Camelot Funds
TRUSTEES AND OFFICERS (Unaudited)
September 30, 2018

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises, a real estate firm, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Properties, LLC, a real estate firm, since 2006.	55	Variable Insurance Trust since 2010; Mutual Fund and Variable Insurance Trust since 2016; Strategy Shares since 2016; Trustee of M3Sixty Funds Trust since 2016; Trustee of the AlphaCentric Prime Meridian Income Fund, 2018 to present.

Tiberiu Weisz c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1949	Trustee	Since 6/2006	Retired, Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., from 1994 to 2015.	39	Variable Insurance Trust since 2010

Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Faculty Member Technical Career Institutes, since 1991.	39	Variable Insurance Trust since 2010

Camelot Funds
TRUSTEES AND OFFICERS (Unaudited) (Continued)
September 30, 2018

Interested Trustee*** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Szilagyi 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1962	Trustee and President	Trustee since 7/2006; President since 2/2012	Chief Executive Officer, Catalyst Capital Advisors LLC, 1/2006- present; Member, AlphaCentric Advisors LLC, 2/2014 to present; President, Rational Advisors, Inc., 1/2016- present; Chief Executive Officer, Alt Fund Distributors LLC, 12/2014- present; Managing Member, MFund Distributors LLC, 10/2012-present; Managing Member, MFund Services LLC, 1/2012 - Present; President, Abbington Capital Group LLC, 1998- present; President, Cross Sound Capital LLC, 6/2011 to 10/2013; President, USA Mutuals, Inc., 3/2011 – 7/2016.	39	Variable Insurance Trust since 2010

Michael Schoonover 36 N. New York Avenue Huntington, NY 11743 Year of Birth:1983	Vice President	Since 6/2018	Chief Operating Officer, Catalyst Capital Advisors LLC, June 2017 to present; Chief Operating Officer, Rational Advisors, Inc., June 2017 to present; Portfolio Manager, Catalyst Capital Advisors LLC 12/2013 to present; Portfolio Manager, Rational Advisors, Inc. 1/2016 to 5/2018; Senior Analyst, Catalyst Capital Advisors LLC, 3/2013 to 12/2013.	N/A	N/A

Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011.	N/A	N/A

Aaron Smith 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Assistant Vice President, Gemini Fund Services, LLC, since 2017; Manager – Fund Administration, Gemini Fund Services, LLC, 2012- 2017.	N/A	N/A

Brian Curley 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President, Gemini Fund Services, LLC since 1/2015.	N/A	N/A

Sam Singh 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President, Gemini Fund Services, LLC since 1/2015; Assistant Vice President, Gemini Fund Services, LLC, 2011-12/2014.	N/A	N/A

Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director, MFund Services LLC since 5/2015; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015.	N/A	N/A

Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC since 2/2012.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares, the TCG Financial Series Trusts I-X and AlphaCentric Prime Meridian Income Fund, each a registered investment company.

***	The Trustee who is an “interested persons” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-226-3863.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. June 2011

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-866-447-4228

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust does not jointly market.

Mutual Fund Series Trust
17605 Wright Street
Omaha, NE 68130

MANAGER
Camelot Portfolios, LLC.
1700 Woodlands Drive, Suite 100
Maumee, OH 43537

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

TRANSFER AGENT
Gemini Fund Services, LLC
17605 Wright Street
Omaha, NE 68130

DISTRIBUTOR
Northern Lights Distributors, LLC
17605 Wright Street
Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Ave.
Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
The Huntington National Bank
7 Easton Oval
Columbus, OH 43219

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2018	2017
Camelot Premium Return Fund	10,500	11,250
Camelot Excalibur Small Cap Income Fund	10,500	11,250

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2018	2017
Camelot Premium Return Fund	2,500	2,000
Camelot Excalibur Small Cap Income Fund	2,500	2,000

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended September 30, 2018 and 2017 respectively.

(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended September 30, 2018 and 2017 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)    The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)    There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable to open-end investment companies.

ITEM 13. EXHIBITS

(1)    Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)    Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)    Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
Principal Executive Officer/President,
Date: December 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi ___________
Principal Executive Officer/President
Date: December 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Principal Financial Officer/Treasurer
Date: December 5, 2018